EXHIBIT 4.2


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                    WELLS FARGO ASSET SECURITIES CORPORATION

                                   (Depositor)

                                       and

                             WELLS FARGO BANK, N.A.

                           (Securities Administrator)

                                       and

                                       [ ]

                                    (Trustee)

                                 TRUST AGREEMENT

                               Dated as of [ ], 20

                                      $[ ]

                       Mortgage Pass-Through Certificates
                                  Series 200 -

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


                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE I

                                   DEFINITIONS

Section 1.01  Definitions...................................................
Section 1.02  Acts of Holders...............................................
Section 1.03  Effect of Headings and Table of Contents......................
Section 1.04  Benefits of Agreement.........................................

                                   ARTICLE II

                      CONVEYANCE OF MORTGAGE CERTIFICATES;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

Section 2.01  Conveyance of Mortgage Certificates...........................
Section 2.02  Representations and Warranties of the Securities
               Administrator and the Depositor..............................
Section 2.03  Execution and Delivery of Certificates........................
Section 2.04  Designation of Certificates; Designation of Startup Day
               and Latest Possible Maturity Date............................

                                   ARTICLE III

                       ADMINISTRATION OF THE TRUST ESTATE

Section 3.01  Certificate Account...........................................
Section 3.02  Permitted Withdrawals from the Certificate Account............
Section 3.03  Annual Compliance Statements..................................
Section 3.04  Assessment of Servicing Compliance; Registered Public
               Accounting Firm Attestation Reports..........................
Section 3.05  Exchange Act Reports..........................................

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

Section 4.01  Distributions.................................................
Section 4.02  Allocation of Losses..........................................
Section 4.03  Paying Agent..................................................
Section 4.04  Statements to Certificateholders; Reports to the Trustee
               and the Depositor............................................
Section 4.05  Calculation of Amounts; Binding Effect of Interpretations
               and Actions of Securities Administrator......................

                                    ARTICLE V

                                THE CERTIFICATES

Section 5.01  The Certificates..............................................
Section 5.02  Registration of Certificates..................................
Section 5.03  Mutilated, Destroyed, Lost or Stolen Certificates.............
Section 5.04  Persons Deemed Owners.........................................
Section 5.05  Access to List of Certificateholders' Names and Addresses.....
Section 5.06  Maintenance of Office or Agency...............................
Section 5.07  Definitive Certificates.......................................
Section 5.08  Notices to Clearing Agency....................................

                                   ARTICLE VI

                THE DEPOSITOR AND THE SECURITIES ADMINISTRATOR

Section 6.01  Liability of the Depositor and the Securities
               Administrator................................................
Section 6.02  Merger or Consolidation of the Depositor or the
               Securities Administrator.....................................
Section 6.03  Limitation on Liability of the Depositor, the Securities
               Administrator and Others.....................................
Section 6.04  Resignation of the Securities Administrator...................
Section 6.05  Compensation to the Securities Administrator..................
Section 6.06  Assignment or Delegation of Duties by Securities
               Administrator................................................
Section 6.07  Indemnification of Trustee and Depositor by Securities
               Administrator................................................
Section 6.08  Securities Administrator Errors and Omissions Policy..........

                                   ARTICLE VII

                                     DEFAULT

Section 7.01  Events of Default.............................................
Section 7.02  Other Remedies of Trustee.....................................
Section 7.03  Directions by Certificateholders and Duties of Trustee
               During Event of Default......................................
Section 7.04  Action upon Certain Failures of the Securities
               Administrator and upon Event of Default......................
Section 7.05  Trustee to Act; Appointment of Successor......................
Section 7.06  Notification to Certificateholders............................

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

Section 8.01  Duties of Trustee.............................................
Section 8.02  Certain Matters Affecting the Trustee.........................
Section 8.03  Trustee Not Required to Make Investigation....................
Section 8.04  Trustee Not Liable for Certificates or Mortgage
               Certificates.................................................
Section 8.05  Trustee May Own Certificates..................................
Section 8.06  The Securities Administrator to Pay Fees and Expenses;
               Limitation on Liability......................................
Section 8.07  Eligibility Requirements......................................
Section 8.08  Resignation and Removal.......................................
Section 8.09  Successor.....................................................
Section 8.10  Merger or Consolidation.......................................
Section 8.11  Authenticating Agent..........................................
Section 8.12  Separate Trustees and Co-Trustees.............................
Section 8.13  Tax Matters; Compliance with REMIC Provisions.................
Section 8.14  Indemnification of the Securities Administrator and
               Depositor by the Trustee.....................................
Section 8.15  Trustee Errors and Omissions Policy...........................

                                   ARTICLE IX

                                   TERMINATION

Section 9.01  Termination upon Purchase by the Depositor or
               Distribution to Certificateholders...........................

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

Section 10.01 Amendment.....................................................
Section 10.02 Recordation of Agreement......................................
Section 10.03 Limitation on Rights of Certificateholders....................
Section 10.04 Governing Law; Jurisdiction...................................
Section 10.05 Notices.......................................................
Section 10.06 Severability of Provisions....................................
Section 10.07 Special Notices to Rating Agencies............................
Section 10.08 Covenant of Depositor.........................................
Section 10.09 Recharacterization............................................
Section 10.10 Regulation AB Compliance; Intent of Parties;
               Reasonableness...............................................

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

Section 11.01 Original Principal Balances of the Classes of Class A
               Certificates.................................................
Section 11.02 Original Principal Balances of the Classes of Class B
               Certificates.................................................
Section 11.03 Closing Date..................................................
Section 11.04 Single Certificate............................................
Section 11.05 Securities Administration Fee Rate............................

                                    EXHIBITS

EXHIBIT A-1             -     Form of Face of Class A-1 Certificate
EXHIBIT A-2             -     Form of Face of Class A-2 Certificate
EXHIBIT A-R             -     Form of Face of Class A-R Certificate
EXHIBIT B-1             -     Form of Face of Class B-1 Certificate
EXHIBIT B-2             -     Form of Face of Class B-2 Certificate
EXHIBIT C               -     Form of Reverse of Series 200 -  Certificates
EXHIBIT D               -     Mortgage Certificate Schedule
EXHIBIT E               -     Affidavit Pursuant to Section 860E(e)(4) of the
                              Internal Revenue Code of 1986, as amended, and
                              for Non-ERISA Investors
EXHIBIT F               -     Letter from Transferor of Residual Certificate
EXHIBIT G               -     Transferee's Letter (Class [B-1] [B-2]
                              Certificates)
EXHIBIT H-1             -     Form of Sarbanes Oxley Certification
EXHIBIT H-2             -     Form of Certification of the Securities
                              Administrator
                              to be Provided to Depositor
EXHIBIT I               -     Servicing Criteria to be Addressed in
                              Assessment of Compliance
EXHIBIT J               -     Additional Form 10-D Disclosure
EXHIBIT K               -     Additional Form 10-K Disclosure
EXHIBIT L               -     Form 8-K Disclosure Information
EXHIBIT M               -     Additional Disclosure Notification

            This Trust Agreement, dated as of [ ], 20 executed by WELLS FARGO ASSET SECURITIES CORPORATION, as Depositor, WELLS FARGO BANK, N.A., as Securities Administrator and [ ], as Trustee.

                          W I T N E S S E T H  T H A T:

            In consideration of the mutual agreements herein contained, the Depositor, the Securities Administrator and the Trustee agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01 Definitions.

            Whenever used herein, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article.

            1933 Act: The Securities Act of 1933, as amended.

            Additional Form 10-D Disclosure: As defined in Section 3.05(a).

            Additional Form 10-K Disclosure: As defined in Section 3.05(b).

            Affiliate: With respect to any Person, any other Person controlling, controlled by or under common control with such Person. For purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise and "controlling" and "controlled" shall have meanings correlative to the foregoing.

            Aggregate Mortgage Certificate Principal Balance: With respect to any Distribution Date, the sum of the Mortgage Certificate Principal Balances as of such Distribution Date.

            Aggregate Principal Balance: The sum of the Class A Principal Balance and the Class B Principal Balance.

            Agreement: This Trust Agreement and all amendments and supplements hereto.

            Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 8.11. Initially, the Securities Administrator shall be the Authenticating Agent for the Certificates.

            Bankruptcy Code: The Bankruptcy Code of 1978, as amended.

            Beneficial Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of such Book-Entry Certificate, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency), as the case may be.

            Book-Entry Certificate: Any one of the Class A-1 Certificates, Class A-2 Certificates, Class B-1 Certificates and Class B-2 Certificates, beneficial ownership and transfers of which shall be evidenced by, and made through, book entries by the Clearing Agency as described in Section 5.01(b).

            Business Day: Any day other than (i) a Saturday or a Sunday, or (ii) a legal holiday in the City of New York, State of Iowa, State of Maryland or State of Minnesota or (iii) a day on which banking institutions in the City of New York, or the State of Iowa, State of Maryland or State of Minnesota are authorized or obligated by law or executive order to be closed.

            Calculated Principal Distribution: As defined in Section 4.02(a).

            Certificate: Any one of the Class A Certificates or Class B Certificates.

            Certificate Account: The separate trust account established and maintained by the Securities Administrator pursuant to Section 3.01 which shall be entitled "Certificate Account, Wells Fargo Bank, N.A., as Securities Administrator on behalf of the Trustee, in trust for the Holders of the Certificates of the Wells Fargo Mortgage Backed Securities Resecuritization 200
- Trust." The Certificate Account shall be an Eligible Account.

            Certificate Custodian: Initially, Wells Fargo Bank; thereafter any other Certificate Custodian acceptable to The Depository Trust Company and selected by the Trustee.

            Certificate Register and Certificate Registrar: Respectively, the register maintained pursuant to and the registrar provided for in Section 5.02. Initially the Certificate Registrar shall be the Securities Administrator.

            Certificateholder or Holder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purposes of the taking of any action under Articles VII or VIII, any Certificate registered in the name of the Securities Administrator or any affiliate thereof shall be deemed not to be outstanding and the Voting Interest evidenced thereby shall not be taken into account in determining whether the requisite percentage of Certificates necessary to effect any such action has been obtained.

            Class: All certificates whose form is identical except for variations in the Percentage Interest evidenced thereby.

            Class A Certificate: Any of the Class A-1 Certificates, Class A-2 Certificates and Class A-R Certificate.

            Class A Certificateholder: The registered holder of a Class A Certificate.

            Class A Distribution Amount: With respect to any Distribution Date, an amount equal to the product of the Class A Percentage and the Principal Distribution Amount.

            Class A Interest Accrual Amount: As to any Distribution Date, the sum of the Interest Accrual Amounts for the Class A Certificates with respect to such Distribution Date.

            Class A Interest Percentage: As to any Distribution Date and any Class of Class A Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class A Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class A Pass-Through Rate: With respect to each Distribution Date and the Class A-1, Class A-2 and Class A-R Certificates, a per annum rate equal to Net WAC.

            Class A Percentage: As to any Distribution Date occurring on or prior to the Subordination Depletion Date, the lesser of (i) 100% and (ii) the percentage obtained by dividing the Class A Principal Balance (determined as of the Determination Date preceding such Distribution Date) by the Aggregate Mortgage Certificate Principal Balance. As to any Distribution Date occurring subsequent to the Subordination Depletion Date, 100% or such lesser percentage which will cause the Class A Principal Balance to decline to zero following the distribution made on such Distribution Date.

            Class A Principal Balance: As of any date, an amount equal to the sum of the Principal Balances for the Class A-1 Certificates, Class A-2 Certificates and Class A-R Certificate.

            Class A-1 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-1 and Exhibit C hereto.

            Class A-1 Certificateholder: The registered holder of a Class A-1 Certificate.

            Class A-2 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-2 and Exhibit C hereto.

            Class A-2 Certificateholder: The registered holder of a Class A-2 Certificate.

            Class A-R Certificate: The Certificate executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit A-R and Exhibit C hereto.

            Class A-R Certificateholder: The registered holder of the Class A-R Certificate.

            Class B Certificate: Any of the Class B-1 Certificates and Class B-2 Certificates.

            Class B Certificateholder: The registered holder of a Class B Certificate.

            Class B Distribution Amount: With respect to any Distribution Date, an amount equal to the product of the Subordinated Percentage and the Principal Distribution Amount.

            Class B Interest Accrual Amount: With respect to any Distribution Date, the sum of the Interest Accrual Amounts for the Classes of Class B Certificates with respect to such Distribution Date.

            Class B Interest Percentage: With respect to any Distribution Date and any Class of Class B Certificates, the percentage calculated by dividing the Interest Accrual Amount of such Class (determined without regard to clause (ii) of the definition thereof) by the Class B Interest Accrual Amount (determined without regard to clause (ii) of the definition of each Interest Accrual Amount).

            Class B Pass-Through Rate: As to any Distribution Date, a per annum rate equal to Net WAC.

            Class B Principal Balance: As of any date, an amount equal to the sum of the Principal Balances of the Class B-1 and Class B-2 Certificates.

            Class B-1 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit B-1 and Exhibit C hereto.

            Class B-1 Certificateholder: The registered holder of a Class B-1 Certificate.

            Class B-2 Certificate: Any one of the Certificates executed by the Paying Agent and countersigned by the Authenticating Agent in substantially the form set forth in Exhibit B-2 and Exhibit C hereto.

            Class B-2 Certificateholder: The registered holder of a Class B-2 Certificate.

            Clearing Agency: An organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act. The initial Clearing Agency shall be The Depository Trust Company.

            Clearing Agency Participant: A broker, dealer, bank, financial institution or other Person for whom a Clearing Agency effects book-entry transfers of securities deposited with the Clearing Agency.

            Closing Date: The date of initial issuance of the Certificates, as set forth in Section 11.03.

            Code: The Internal Revenue Code of 1986, as it may be amended from time to time, any successor statutes thereto, and applicable U.S. Department of the Treasury temporary or final regulations promulgated thereunder.

            Commission: The United States Securities and Exchange Commission.

            Corporate Trust Office: With respect to (a) the Trustee, the office of the Trustee at which at any particular time its duties under this Agreement shall be administered, which office, at the date of the execution of this instrument, is located at [__________], Attention: [____________] and (b) the Paying Agent, Certificate Registrar and Authenticating Agent, for Certificate transfer purposes at Wells Fargo Center, Sixth Street and Marquette Avenue, Minneapolis, Minnesota 55479 Attn: Corporate Trust Services--WFMBS 200 - , and for all other purposes at 9062 Old Annapolis Road, Columbia, Maryland 21045
Attn: Corporate Trust Services--WFMBS 200 - .

            Current Class A Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Class A Certificates pursuant to Paragraph first of Section 4.01(a) on such Distribution Date.

            Current Class B Interest Distribution Amount: As to any Distribution Date, the amount distributed in respect of the Classes of Class B Certificates pursuant to Paragraphs third and fifth of Section 4.01(a) on such Distribution Date.

            Definitive Certificates: As defined in Section 5.01(b).

            Denomination: The amount, if any, specified on the face of each Certificate representing the principal portion of the Original Principal Balance evidenced by such Certificate.

            Depositor: Wells Fargo Asset Securities Corporation, or its successor in interest.

            Determination Date: The 17th day of the month in which the related Distribution Date occurs, or if such 17th day is not a Business Day, the Business Day preceding such 17th day.

            Distribution Date: The [_] Business Day following each Mortgage Certificate Distribution Date, commencing in [_______] 20[_].

            Distribution Date Statement: As defined in Section 4.04(a).

            Eligible Account: One or more accounts (i) that are maintained with a depository institution (which may be the Securities Administrator) whose long-term debt obligations (or, in the case of a depository institution which is part of a holding company structure, the long-term debt obligations of such parent holding company) at the time of deposit therein are rated at least "AA" (or the equivalent) by each Rating Agency, (ii) that are trust accounts maintained with the trust department of a federal or state chartered depository institution or trust company acting in its fiduciary capacity or (iii) such other account that is acceptable to each of the Rating Agencies and would not cause the Trust Estate to fail to qualify as a REMIC or result in the imposition of any federal tax on the REMIC. If an account ceases to be an Eligible Account under clause (i) and does not otherwise qualify under clause (ii) or (iii) the account will be moved within 30 days to a depository meeting the ratings criteria.

            Eligible Investments: At any time, any one or more of the following obligations and securities which shall mature not later than the Business Day preceding the Distribution Date next succeeding the date of such investment, provided that such investments continue to qualify as "cash flow investments" as defined in Code Section 860G(a)(6):

            (i) obligations of the United States of America or any agency thereof, provided such obligations are backed by the full faith and credit of the United States of America;

            (ii) general obligations of or obligations guaranteed by any state of the United States of America or the District of Columbia receiving the highest short-term or highest long-term rating of each Rating Agency, or such lower rating as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by any Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by any Rating Agency;

            (iii) commercial or finance company paper which is then rated in the highest long-term commercial or finance company paper rating category of each Rating Agency or the highest short-term rating category of each Rating Agency, or such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by any Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by any Rating Agency;

            (iv) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or debt obligations of such holding company) are then rated in the highest short-term or the highest long-term rating category for such securities of each of the Rating Agencies, or such lower rating categories as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by any Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by any Rating Agency;

            (v) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to each Rating Agency at the time of the issuance of such agreements;

            (vi) repurchase agreements on obligations with respect to any security described in clauses (i) or (ii) above or any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in (iv) above;

            (vii) securities (other than stripped bonds or stripped coupon securities) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which, at the time of such investment or contractual commitment providing for such investment, are then rated in the highest short-term or the highest long-term rating category by each Rating Agency, or in such lower rating category as would not result in the downgrading or withdrawal of the rating then assigned to any of the Certificates by any Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by any Rating Agency;

            (viii) such other investments acceptable to each Rating Agency as would not result in the downgrading of the rating then assigned to the Certificates by any Rating Agency or result in any of such rated Certificates being placed on credit review status (other than for possible upgrading) by any Rating Agency; and

            (ix) any mutual fund, money market fund, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Eligible Investments hereunder, including any such fund that is managed by the Trustee or Securities Administrator or any affiliate of the Trustee or Securities Administrator or for which the Trustee or Securities Administrator or any of its affiliates acts as an adviser as long as such fund is rated in at least the highest rating category by each Rating Agency rating such fund.

            In no event shall an instrument be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provide a yield to maturity at the date of investment of greater than 120% of the yield to maturity at par of such underlying obligations.

            ERISA: The Employee Retirement Income Security Act of 1974, as amended.

            ERISA Prohibited Holder: As defined in Section 5.02(d).

            Event of Default: Any of the events specified in Section 7.01.

            Exchange Act: The Securities Exchange Act of 1934, as amended.

            FDIC: The Federal Deposit Insurance Corporation or any successor thereto.

            Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates is made pursuant to Section 9.01.

            Final Scheduled Maturity Date: The Final Scheduled Maturity Date for each Class of Class A Certificates and Class B Certificates is [ ], which corresponds to the "latest possible maturity date" for purposes of Section 860G(a)(1) of the Internal Revenue Code of 1986, as amended.

            Form 8-K: A Current Report on Form 8-K under the Exchange Act.

            Form 8-K Disclosure Information: As defined in Section 3.05(c).

            Form 10-D: An Asset-Backed Issuer Distribution Report on Form 10-D under the Exchange Act.

            Form 10-K: An Annual Report on Form 10-K under the Exchange Act.

            Form 15: A Form 15 Suspension Notification under the Exchange Act.

            Holder: See "Certificateholder."

            Independent: When used with respect to any specified Person, such Person who (i) is in fact independent of the Depositor and the Securities Administrator, (ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or the Securities Administrator or in an affiliate of either and (iii) is not connected with the Depositor, the Securities Administrator as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

            Interest Accrual Amount: As to any Distribution Date and any Class of Class A Certificates, (i) the product of (a) 1/12th of the Class A Pass-Through Rate for such Class and (b) the Principal Balance of such Class as of the Determination Date immediately preceding such Distribution Date minus
(ii) the sum of (x) the Class A Interest Percentage of such Class of any Interest Reductions for such Distribution Date and (y) the Class A Interest Percentage of such Class of any Trust Expenses for such Distribution Date.

            As to any Distribution Date and any Class of Class B Certificates, an amount equal to (i) the product of (a) 1/12th of the Class B Pass-Through Rate and (b) the Principal Balance of such Class as of the Determination Date preceding such Distribution Date minus (ii) the sum of (x) the Class B Interest Percentage of such Class of any Interest Reductions for such Distribution Date and (y) the Class B Interest Percentage of such Class of any Trust Expenses for such Distribution Date.

            Interest Distribution Amount: As to any Distribution Date, an amount equal to (a) the sum of (i) all interest distributions received by the Securities Administrator since the preceding Distribution Date (or since the Closing Date, in the case of the first Distribution Date) on the Mortgage Certificates, (ii) the interest portion of the purchase price received by the Securities Administrator in connection with any repurchase of a Mortgage Certificate pursuant to Section 2.02(c) and (iii) the interest portion of the Termination Price received by the Securities Administrator in connection with the purchase of the Mortgage Certificates pursuant to Section 9.01, minus (b) any Trust Expenses.

            Interest Reductions: With respect to a Mortgage Certificate, any Non-Supported Interest Shortfalls, Relief Act Shortfalls and similar items that, are expressly allocated to such Mortgage Certificates, pursuant to the applicable Underlying Pooling and Servicing Agreement, proportionately with all other interest-bearing Classes of their respective Series as reflected in the Underlying Distribution Date Statements.

            Interest Shortfall Amount: As to any Distribution Date and any Class of Certificates, any amount by which the Interest Accrual Amount of such Class with respect to such Distribution Date exceeds the amount distributed in respect of such Class on such Distribution Date pursuant to Section 4.01(a).

            Mortgage Certificate Distribution Date: With respect to each Mortgage Certificate, the 25th day of each month or, if such day is not a business day, the next business day, as set forth in the applicable Underlying Pooling and Servicing Agreement.

            Mortgage Certificate Principal Balance: With respect to any Mortgage Certificate and any Distribution Date, the principal balance of such Mortgage Certificate as of the immediately preceding Mortgage Certificate Distribution Date, before giving effect to distributions and any other principal balance reductions on such Mortgage Certificate Distribution Date.

            Mortgage Certificate Purchase Agreement: The mortgage certificate purchase agreement dated as of [ ], 20 between [_______], as seller, and the Depositor, as purchaser.

            Mortgage Certificate Rate: With respect to each Mortgage Certificate and each Distribution Date, the pass-through rate used to calculate interest distributions on such Mortgage Certificate for the immediately preceding Mortgage Certificate Distribution Date.

            Mortgage Certificate Schedule: The schedule attached as Exhibit D hereto, such schedule setting forth as to each Mortgage Certificate its principal balance as of the Mortgage Certificate Distribution Date in [_____] 20 , after giving effect to principal distributions and other principal reductions on such Mortgage Certificate Distribution Date, the Series of each Mortgage Certificate, each Underlying Pooling and Servicing Agreement and the issuance date of each Mortgage Certificate.

            Mortgage Certificates: The certificates which evidence interests in the trusts created by the related Underlying Pooling and Servicing Agreements and which are transferred to the Trust by the Depositor, each of which is identified in the Mortgage Certificate Schedule.

            Mortgage Loans: The mortgage loans underlying the Mortgage Certificates.

            Net WAC: With respect to each Distribution Date, the weighted average of the Mortgage Certificate Rates of the Mortgage Certificates, weighted based on the Mortgage Certificate Principal Balances as of such Distribution Date.

            Non-permitted Foreign Holder: As defined in Section 5.02(d).

            Non-Supported Interest Shortfall: With respect to the Mortgage Loans, as defined in the related Underlying Pooling and Servicing Agreement.

            Non-U.S. Person: As defined in Section 4.01(d).

            Officer's Certificate: With respect to any Person, a certificate signed by the Chairman of the Board, the President or a Vice President, and by the Treasurer, the Secretary or one of the Assistant Treasurers, Assistant Secretaries or any other duly authorized officer of such Person (or, in the case of a Person which is not a corporation, signed by the person or persons having like responsibilities).

            Opinion of Counsel: A written opinion of counsel, who may be outside or salaried counsel for the Depositor or the Securities Administrator, or any affiliate of the Depositor or the Securities Administrator, acceptable to the Trustee if such opinion is to be delivered to the Trustee; provided, however, that with respect to REMIC matters, matters relating to the determination of Eligible Accounts or matters relating to transfers of Certificates, such counsel shall be Independent.

            Original Class B-1 Principal Balance: The Class B-1 Principal Balance as of the Closing Date, as set forth in Section 11.02.

            Original Class B-2 Principal Balance: The Class B-2 Principal Balance as of the Closing Date, as set forth in Section 11.02.

            Original Principal Balance: Any of the Original Principal Balances of the Classes of Class A Certificates as set forth in Section 11.01; the Original Class B-1 Principal Balance or Original Class B-2 Principal Balance as set forth in Section 11.02.

            Paying Agent: The Person authorized to make distributions to Certificateholders with respect to the Certificates and to forward to Certificateholders the periodic and annual statements required by Section 4.04. The Paying Agent may be the Trustee. The initial Paying Agent is appointed in
Section 4.03(b).

            Paying Agent Agreement: As defined in Section 4.03(b).

            Payment Account: The account maintained pursuant to Section 4.03(a).

            Percentage Interest: With respect to a Class A Certificate of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class A Certificates. With respect to a Class B Certificate of a Class, the undivided percentage interest obtained by dividing the original principal balance of such Certificate by the Original Principal Balance of such Class of Class B Certificates.

            Person: Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            Plan: As defined in Section 5.02(c).

            Pool Distribution Amount: The sum of the Interest Distribution Amount and the Principal Distribution Amount.

            Principal Balance: As to any Distribution Date and any Class of Certificates, the Original Principal Balance thereof, reduced by (i) all amounts previously distributed to such Class on account of principal pursuant to Sections 4.01(b) and 4.02(a) and (ii) the aggregate amount of Realized Loss Shortfalls previously allocated to such Class pursuant to Section 4.02(a) and, in the case of any Class to which Realized Loss Shortfalls have been allocated, increased by the amount of Recoveries (as that term is used in the applicable Underlying Pooling and Servicing Agreement) on the Mortgage Loans underlying the related Mortgage Certificates distributed as principal on such Mortgage Certificates.

            Notwithstanding the foregoing, no Principal Balance of a Class will be increased on any Determination Date such that the Principal Balance of such Class exceeds its Original Principal Balance less all amounts of principal previously distributed in respect of such Class on prior Distribution Dates.

            Principal Distribution Amount: As to any Distribution Date, the sum of (a) all Principal Payments received by the Securities Administrator since the preceding Distribution Date (or since the Closing Date, in the case of the first Distribution Date on the Mortgage Certificates), (b) the principal portion of the purchase price received by the Securities Administrator in connection with any repurchase of a Mortgage Certificate pursuant to Section 2.02(c) and (c) the principal portion of the Termination Price received by the Securities Administrator in connection with the purchase of the Mortgage Certificates pursuant to Section 9.01.

            Principal Payments: As to any Distribution Date, an amount equal to the principal distributions received by the Securities Administrator on the Mortgage Certificates on the immediately preceding Mortgage Certificate Distribution Date.

            Pro Rata Share: As to any Distribution Date and any Class of Class B Certificates, the portion of the Class B Distribution Amount allocable to such Class, equal to the product of the Class B Distribution Amount for such Distribution Date and a fraction, the numerator of which is the Principal Balance of such Class of Class B Certificates thereof and the denominator of which is the Class B Principal Balance.

            Prohibited Transaction Tax: Any tax imposed under Section 860F of the Code.

            Prospectus: The prospectus dated [ ], 20 as supplemented by the prospectus supplement dated [ ], 20 , relating to the Class A, Class B-1 and Class B-2 Certificates.

            Rating Agency: Any nationally recognized statistical credit rating agency, or its successor, that rated one or more Classes of the Certificates at the request of the Depositor at the time of the initial issuance of the Certificates. The Rating Agencies for the Class A Certificates (other than the Class A-R Certificate) are [ ] and [ ]. The Rating Agency for the Class A-R Certificate is [ ]. The Rating Agency for the Class B-1 and Class B-2 Certificates is [ ]. If any such agency or a successor is no longer in existence, "Rating Agency" shall be such statistical credit rating agency, or other comparable Person, designated by the Depositor, notice of which designation shall be given to the Trustee and the Securities Administrator. References herein to the highest short-term rating category of a Rating Agency shall mean [ ] in the case of [ ], [ ] in the case of [ ] and in the case of any other Rating Agency shall mean its equivalent of such ratings. References herein to the highest long-term rating categories of a Rating Agency shall mean AAA in the case of [ ] and Aaa in the case of [ ], and in the case of any other Rating Agency shall mean its equivalent of such ratings without any plus or minus.

            Realized Loss Shortfalls: With respect to any Distribution Date, any amount by which the Aggregate Mortgage Certificate Principal Balance of the Mortgage Certificates, after giving effect to any principal distributions and any other principal reductions on the preceding Mortgage Certificate Distribution Date, is less than the Aggregate Principal Balance, as determined after taking into account distributions on the Certificates pursuant to Section 4.02(a) on such Distribution Date.

            Record Date: With respect to each Class of Certificates, the last Business Day of the month preceding the month of the related Mortgage Certificate Distribution Date.

            Regulation AB: Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been publicly provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506 (Jan. 7,
2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            Relevant Servicing Criteria: The Servicing Criteria applicable to the Securities Administrator or the Trustee, as set forth on Exhibit I attached hereto. For clarification purposes, multiple parties can have responsibility for the same Relevant Servicing Criteria. With respect to a Servicing Function Participant engaged by the Securities Administrator or the Trustee, the term "Relevant Servicing Criteria" refers to the portion of the Relevant Servicing Criteria applicable to the party engaging such Servicing Function Participant insofar as the functions required to be performed by such party are to be performed by the Servicing Function Participant.

            Relief Act Shortfall: With respect to the Mortgage Loans, as defined in the related Underlying Pooling and Servicing Agreement.

            REMIC: A "real estate mortgage investment conduit" as defined in Code Section 860D. "The REMIC" means the REMIC constituted by the Trust Estate.

            REMIC Provisions: Provisions of the federal income tax law relating to REMICs, which appear at Sections 860A through 860G of Part IV of Subchapter M of Chapter 1 of Subtitle A of the Code, and related provisions, and U.S. Department of the Treasury temporary, proposed or final regulations promulgated thereunder, as the foregoing are in effect (or with respect to proposed regulations, are proposed to be in effect) from time to time.

            Reportable Event: As defined in Section 3.05(c).

            Repurchase Price: With respect to any Mortgage Certificate repurchased pursuant to Section 2.02(c) hereof, the sum of (i) the Mortgage Certificate Principal Balance for such Mortgage Certificate as of the next Distribution Date and (ii) one month's interest on such Mortgage Certificate Principal Balance at the then-applicable Mortgage Certificate Rate for such Mortgage Certificate.

            Residual Certificate: The Class A-R Certificate.

            Responsible Officer: When used with respect to the Trustee, the Securities Administrator, the Paying Agent or the Authenticating Agent, any officer of the Corporate Trust Department of the Trustee, the Securities Administrator, the Paying Agent or the Authenticating Agent having direct responsibility for the administration of this Agreement, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other employee of the Trustee, the Securities Administrator, the Paying Agent or the Authenticating Agent customarily performing functions similar to those performed by any of the above-designated officers.

            Rule 144A: Rule 144A promulgated under the 1933 Act.

            Sarbanes-Oxley Certification: As defined in Section 3.05(b).

            Securities Administration Fee: The fee payable monthly to the Securities Administrator on each Distribution Date for its services as Securities Administrator, in an amount equal to the product of (i) the Securities Administration Fee Rate and (ii) the Aggregate Mortgage Certificate Principal Balance as of the immediately preceding Distribution Date.

            Securities Administration Fee Rate: As set forth in Section 11.05.

            Securities Administration Officer: Any officer of the Securities Administrator involved in, or responsible for, the administration of the Mortgage Certificates.

            Securities Administrator: Wells Fargo Bank, or its successor in interest. Initially, the Securities Administrator functions shall be performed by the Corporate Trust Services division of Wells Fargo Bank.

            Securities Administrator Errors and Omissions Policy: An insurance policy covering losses caused by errors or omissions of the Securities Administrator and its personnel.

            Series: Each of the separate series of certificates, to which the related Mortgage Certificates belong, as listed on the Mortgage Certificate Schedule.

            Servicing Criteria: The "servicing criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

            Servicing Function Participant: Any Subcontractor or any other Person, other than the Securities Administrator and the Trustee, that is performing activities addressed by the Servicing Criteria.

            Similar Law: As defined in Section 5.02(c).

            Single Certificate: A Certificate of any Class that evidences the smallest permissible Denomination for such Class, as set forth in Section 11.04.

            Startup Day: As defined in Section 2.05.

            Subcontractor: Any vendor, subcontractor or other Person that performs one or more discrete functions identified in Item 1122(d) of Regulation AB under the direction or authority of the Securities Administrator or the Trustee.

            Subordinated Percentage: As to any Distribution Date, the percentage which is the difference between 100% and the Class A Percentage for such date.

            Subordination Depletion Date: The Distribution Date preceding the first Distribution Date on which the Class A Percentage (determined pursuant to clause (ii) of the definition thereof) equals or exceeds 100%.

            Termination Price: As defined in Section 9.01.

            Trust: The New York common law trust created by this Agreement which shall be entitled "Wells Fargo Mortgage Backed Securities Resecuritization 200 - Trust."

            Trust Estate: The corpus of the Trust, consisting of the Mortgage Certificates, such amounts as may be held from time to time in the Certificate Account and all other property and rights described in the first paragraph of
Section 2.01(a).

            Trust Expenses: Any taxes payable pursuant to the third sentence of
Section 8.13(a) or indemnity payments to the Securities Administrator or Trustee pursuant to Section 6.03 or Section 8.06, as applicable.

            Trustee: [_______________].

            Trustee Errors and Omissions Policy: An insurance policy covering losses caused by errors or omissions of the Trustee and its personnel.

            Underlying Distribution Date Statements: With respect to the Mortgage Certificates and each Mortgage Certificate Distribution Date, the reports provided or made available to the Securities Administrator as holder of the Mortgage Certificates by or on behalf of the master servicer or paying agent for each Series.

            Underlying Pooling and Servicing Agreement: With respect to each Mortgage Certificate, the pooling and servicing agreement pursuant to which such Mortgage Certificate was issued, as listed on the Mortgage Certificate Schedule.

            Unpaid Interest Shortfall Amount: As to any Distribution Date and Class, the sum of all Interest Shortfall Amounts for such Class in respect of all prior Distribution Dates.

            U.S. Person: As defined in Section 4.01(d).

            Voting Interest: With respect to any provisions hereof providing for the action, consent or approval of the Holders of all Certificates evidencing specified Voting Interests in the Trust Estate, each Class of Certificates will be entitled to a pro rata portion of the Voting Interest equal to the ratio obtained by dividing the Principal Balance of such Class by the Aggregate Principal Balance. Each Certificateholder of a Class will have a Voting Interest equal to the product of the Voting Interest to which such Class is collectively entitled and the Percentage Interest in such Class represented by such Holder's Certificates. With respect to any provisions hereof providing for action, consent or approval of each Class of Certificates or specified Classes of Certificates, each Certificateholder of a Class will have a Voting Interest in such Class equal to such Holder's Percentage Interest in such Class.

            Wells Fargo Bank: Wells Fargo Bank, N.A., or its successor in interest.

            Section 1.02 Acts of Holders.

            (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee, if made in the manner provided in this
Section 1.02. The Trustee shall promptly notify the Securities Administrator in writing of the receipt of any such instrument or writing.

            (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. When such execution is by a signer acting in a capacity other than his or her individual capacity, such certificate or affidavit shall also constitute sufficient proof of his or her authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

            (c) The ownership of Certificates (whether or not such Certificates shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee and the Authenticating Agent) shall be proved by the Certificate Register, and none of the Trustee, the Depositor or the Securities Administrator shall be affected by any notice to the contrary.

            (d) Any request, demand, authorization, direction, notice, consent, waiver or other action of the Holder of any Certificate shall bind every future Holder of the same Certificate and the Holder of every Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, the Depositor or the Securities Administrator in reliance thereon, whether or not notation of such action is made upon such Certificate.

            Section 1.03 Effect of Headings and Table of Contents.

            The Article and Section headings in this Agreement and the Table of Contents are for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

            Section 1.04 Benefits of Agreement.

            Nothing in this Agreement or in the Certificates, express or implied, shall give to any Person, other than the parties to this Agreement and their successors hereunder and the Holders of the Certificates any benefit or any legal or equitable right, power, remedy or claim under this Agreement.

                                   ARTICLE II

                      CONVEYANCE OF MORTGAGE CERTIFICATES;
                      ORIGINAL ISSUANCE OF THE CERTIFICATES

            Section 2.01 Conveyance of Mortgage Certificates.

            (a) The Depositor, concurrently with the execution and delivery hereof, does hereby transfer, convey, sell and assign to the Trustee, in trust on behalf of the Holders of the Certificates, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Certificates, including all distributions thereon payable after the Closing Date and the Trustee does hereby accept assignment of the Mortgage Certificates (and in connection therewith to execute such investment representation letters or similar instruments as may be required by the trustee, certificate registrar, master servicer or paying agent for each Series). In connection with such assignment, the Depositor shall (i) in the case of any Mortgage Certificates that are Book-Entry Certificates, cause the records of the Clearing Agency to reflect that the Trustee is the beneficial owner of such Mortgage Certificates as of the Closing Date or (ii) in the case of any Mortgage Certificates that are Definitive Certificates, arrange for such Mortgage Certificates to be registered in the name of the Trustee as of the Closing Date and deliver such Mortgage Certificates to the Trustee as of the Closing Date.

            The assignment of the Mortgage Certificates accomplished hereby is absolute and is intended as a sale. The Depositor hereby pledges and grants to the Trustee for the benefit of the Certificateholders a security interest in the Depositor's interest in the Trust Estate to secure payment (in the event of recharacterization notwithstanding the parties' intent) and performance by the Depositor of its obligations hereunder. The Depositor and the Trustee shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Certificates, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

            (b) Concurrently with the execution and delivery of this Agreement, the Depositor shall deliver the Mortgage Certificate Schedule to the Trustee and the Securities Administrator, which is attached hereto as Exhibit D.

            Section 2.02 Representations and Warranties of the Securities Administrator and the Depositor.

            (a) The Securities Administrator hereby represents and warrants to the Trustee for the benefit of the Certificateholders that, as of the date of execution of this Agreement:

            (i) The Securities Administrator is a national banking association duly chartered and validly existing in good standing under the laws of the United States;

            (ii) The execution and delivery of this Agreement by the Securities Administrator and its performance and compliance with the terms of this Agreement will not violate the Securities Administrator's corporate charter or by-laws or constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Securities Administrator is a party or which may be applicable to the Securities Administrator or any of its assets;

            (iii) This Agreement, assuming due authorization, execution and delivery by the Trustee and the Depositor, constitutes a valid, legal and binding obligation of the Securities Administrator, enforceable against it in accordance with the terms hereof subject to applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting the enforcement of creditors' rights generally and to general principles of equity, regardless of whether such enforcement is considered in a proceeding in equity or at law; and

            (iv) The Securities Administrator is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Securities Administrator or its properties or might have consequences that would materially affect its performance hereunder.

            It is understood and agreed that the representations and warranties set forth in this Section 2.02(a) shall survive delivery of the Mortgage Certificates to the Trustee. Upon discovery by any of the Depositor, the Securities Administrator or the Trustee of a breach of any of the representations and warranties set forth in this Section 2.02(a), the party discovering such breach shall give prompt written notice, which shall not exceed two days, to the other parties. The Securities Administrator shall consult with the Depositor to determine if any such breach is material and any breach determined by the Depositor to be material shall be included by the Securities Administrator on the next Distribution Date Statement prepared pursuant to
Section 4.04.

            (b) The Depositor hereby represents and warrants to the Trustee for the benefit of Certificateholders that, as of the date of execution of this Agreement, with respect to the Mortgage Certificates:

            (i) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Certificates. The Mortgage Certificates were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Certificates to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Certificates.

            (ii) As of the Closing Date, the Depositor has transferred all right, title and interest in the Mortgage Certificates to the Trustee on behalf of the Trust.

            (iii) As of the Closing Date, the Depositor has not transferred the Mortgage Certificates to the Trustee on behalf of the Trust with any intent to hinder, delay or defraud any of its creditors.

            It is understood and agreed that the representations and warranties set forth in this Section 2.02(b) shall survive delivery of the respective Mortgage Certificates to the Trustee and shall inure to the benefit of the Trustee notwithstanding any restrictive or qualified endorsement or assignment.

            (c) Upon discovery by any of the Depositor, the Securities Administrator or the Trustee that any of the representations and warranties made in subsection (b) above is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Certificate, the party discovering such breach shall give prompt written notice (not to exceed two days after discovery) to the other parties to this Agreement. Within 60 days of the earlier of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall repurchase the Mortgage Certificate or any property acquired in respect thereof from the Trust Estate at a price equal to the Repurchase Price. The Repurchase Price shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase any Mortgage Certificate as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders or the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust Estate hereunder.

            The Trustee shall be responsible for enforcing the Depositor's obligations under this Section 2.02. If the Trustee receives written notice from the Securities Administrator that such breach is not cured by the Depositor within 60 days after the Trustee's notice, the Trustee shall enforce the Depositor's obligation to repurchase such Mortgage Certificate in accordance with the provisions of this Section 2.02.

            Section 2.03 Execution and Delivery of Certificates.

            The Trustee acknowledges the assignment to it of the Mortgage Certificates and (a) in the case of Mortgage Certificates that are Definitive Certificates, acknowledges the delivery of such Mortgage Certificates to the Trustee and (b) in the case of Mortgage Certificates that are Book-Entry Certificates, acknowledges that the records of the Clearing Agency reflect that the Trustee is the beneficial owner of the Mortgage Certificates. The Paying Agent, concurrently with such assignment and/or delivery, has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Certificates, together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.

            Section 2.04 Designation of Certificates; Designation of Startup Day and Latest Possible Maturity Date.

            The Depositor hereby designates the Classes of Class A Certificates (other than the Residual Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively. The Closing Date is hereby designated as the "Startup Day" of the REMIC within the meaning of Code Section 860G(a)(9). The "latest possible maturity date" of the regular interests in the REMIC is [__], 20 for purposes of Code Section 860G(a)(1).

                                   ARTICLE III

                       ADMINISTRATION OF THE TRUST ESTATE

            Section 3.01 Certificate Account.

            (a) The Securities Administrator shall establish and maintain a Certificate Account for the deposit of funds received by the Securities Administrator with respect to the Mortgage Certificates. Such account shall be maintained as an Eligible Account. The Securities Administrator shall give notice to the Depositor of the location of the Certificate Account and of any change in the location thereof.

            (b) The Securities Administrator shall deposit into the Certificate Account on the day of receipt thereof all amounts received by it with respect to the Mortgage Certificates and shall, in addition, deposit into the Certificate Account, in the case of any Mortgage Certificate that is repurchased by the Depositor pursuant to Section 2.02 or 9.01, the purchase price therefor, not later than the Business Day next following the day of receipt and posting by the Securities Administrator. If the Securities Administrator shall not have received a distribution with respect to any Mortgage Certificates by the Business Day after the date on which such distribution was due and payable pursuant to the terms of such Mortgage Certificates, the Securities Administrator shall notify the Certificateholders, request such payment as promptly as possible in accordance with law and shall, except as otherwise set forth in this paragraph, take such legal action as directed by the Holders of Certificates entitled to a majority of the aggregate Voting Rights. The reasonable legal fees and expenses incurred by the Securities Administrator in connection with the prosecution of any such legal action shall be reimbursable to the Securities Administrator out of the proceeds of any such action and shall be retained by the Securities Administrator prior to the deposit of any remaining proceeds in the Certificate Account pending distribution thereof to the Certificateholders in accordance with Section 4.01. In the event that the Securities Administrator has reason to believe that the proceeds of any such legal action may be insufficient to reimburse it for its projected legal fees and expenses, the Securities Administrator shall notify the Certificateholders that it is not obligated to pursue any such available remedies unless adequate indemnity for its legal fees and expenses is provided by the Certificateholders. In the event any such indemnity is provided to the Securities Administrator, the Securities Administrator shall take such action as shall be directed by the Holders of Certificates entitled to a majority of the Voting Rights.

            (c) The Securities Administrator may cause the funds in the Certificate Account to be invested in Eligible Investments. No such Eligible Investments will be sold or disposed of at a gain prior to maturity unless the Securities Administrator has received an Opinion of Counsel or other evidence satisfactory to it that such sale or disposition will not cause the Trust Estate to be subject to Prohibited Transactions Tax, otherwise subject the Trust Estate to tax, or cause the Trust Estate to fail to qualify as a REMIC while any Certificates are outstanding. Any amounts deposited in the Certificate Account prior to the Distribution Date may be invested for the account of the Securities Administrator and any investment income thereon shall be additional compensation to the Securities Administrator for services rendered under this Agreement. The amount of any losses incurred in respect of any such investments shall be deposited in the Certificate Account by the Securities Administrator out of its own funds immediately as realized, without any right of reimbursement therefor from the Trust Estate.

            Section 3.02 Permitted Withdrawals from the Certificate
Account.

            (a) The Securities Administrator may, from time to time, make withdrawals from the Certificate Account for the following purposes:

            (i) solely from the Interest Distribution Amount, to pay the Securities Administration Fee to the Securities Administrator;

            (ii) to reimburse the Securities Administrator or the Trustee (or, in certain cases, the Depositor) for expenses incurred by it (including taxes paid on behalf of the Trust Estate) and recoverable by or reimbursable to it pursuant to Section 6.03, the second or third paragraphs of Section 8.06 or the third sentence of Section 8.13(a), provided such expenses are "unanticipated" within the meaning of the REMIC Provisions;

            (iii) to pay to the Depositor or other purchaser with respect to each Mortgage Certificate that has been repurchased pursuant to Section
      2.02 or 9.01, all amounts received thereon and not required to be distributed as of the date on which the related repurchase or purchase price was determined;

            (iv) to remit funds to the Paying Agent in the amounts and in the manner provided for herein;

            (v) to pay to the Securities Administrator any interest earned on or investment income with respect to funds in the Certificate Account;

            (vi) to withdraw from the Certificate Account any amount deposited in the Certificate Account that was not required to be deposited therein; and

            (vii) to clear and terminate the Certificate Account pursuant to
      Section 9.01.

            (b) The Securities Administrator shall keep and maintain separate accounting, on a Mortgage Certificate by Mortgage Certificate basis, for the purpose of justifying any payment to and withdrawal from the Certificate Account. The Securities Administrator shall notify the Depositor and the Trustee of the amount, purpose and party paid pursuant to Section 3.02(a)(ii).

            Section 3.03 Annual Compliance Statements.

            The Securities Administrator shall deliver in electronic form, or otherwise make available to the Depositor and the Trustee, and the Securities Administrator shall cause each Additional Securities Administrator engaged by it to deliver, in electronic form, or otherwise make available, to the Securities Administrator, the Trustee and the Depositor on or before March 5 of each year or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period, but in no event later than March 15), commencing in March 20 , a copy of a certificate (followed by a hard copy to the party or parties receiving such certificate within 10 calendar days) in the form required by Item 1123 of Regulation AB, to the effect that (i) an authorized officer of the Securities Administrator or the Additional Securities Administrator, as the case may be, has reviewed (or a review has been made under his or her supervision of) such party's activities under this Agreement, or such other applicable agreement in the case of an Additional Securities Administrator, during the prior calendar year or portion thereof and (ii) to the best of such officer's knowledge, based on such review, such party has fulfilled all of its obligations under this Agreement, or such other applicable agreement in the case of an Additional Securities Administrator, in all material respects throughout the prior calendar year or portion thereof or, if there has been a failure to fulfill any such obligation in any material respect, specifying each such failure known to such officer and the nature and status thereof. If any of the certificates delivered pursuant to this Section 3.03 disclose that there has been a failure to fulfill any obligation in any material respect then the Securities Administrator shall promptly notify the Depositor and forward a copy of such certificate to the Depositor, and the Depositor shall review such certificate and, if applicable, consult with the Securities Administrator as to the nature of any failure to fulfill any obligation under this Agreement or such other applicable agreement in the case of an Additional Securities Administrator, in any material respect.

            Section 3.04 Assessment of Servicing Compliance; Registered Public Accounting Firm Attestation Reports.

            (a) The Securities Administrator, at its own expense, shall furnish to the Depositor, and the Trustee, at its own expense, shall furnish, or otherwise make available, and shall cause any Servicing Function Participant engaged by any such party to furnish, to the Securities Administrator, not later than March 5 of each year, or if such day is not a Business Day, the next Business Day (with a 10 day cure period, but in no event later than March 15), commencing in March 20 , a copy of a report, followed by a hard copy to the Securities Administrator within 10 calendar days, signed by an authorized officer of the Securities Administrator, the Trustee or the Servicing Function Participant, as applicable, on assessment of compliance with, at a minimum, the Relevant Servicing Criteria that contains:

            (i) a statement by such party of its responsibility for assessing compliance with the Servicing Criteria applicable to it;

            (ii) a statement that such party used the Servicing Criteria applicable to it to assess compliance with the Servicing Criteria;

            (iii) such party's assessment of compliance with the Servicing Criteria applicable to it as of and for the preceding fiscal year, including, if there had been any material instance of noncompliance with the Servicing Criteria applicable to it, identifying each such failure and the nature and status thereof; and

            (iv) a statement that a registered public accounting firm has issued an attestation report on such party's assessment of compliance with the Servicing Criteria applicable to it as of and for the preceding fiscal year;

provided, however that no such assessment shall be required with respect to any Servicing Function Participant who would not be considered a separate "party participating in the servicing function" for purposes of Item 1122 of Regulation AB, as then interpreted by the Commission. In the event of any disagreement among any of the parties hereto regarding the application of the Commission's interpretation to a particular Servicing Function Participant, the determination of the Depositor shall be binding.

            No later than 30 days following the end of each fiscal year, the Securities Administrator shall forward to the Depositor the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. When the Securities Administrator submits its assessment to the Depositor, it shall also at such time include the assessment (and attestation pursuant to Section 3.04(b)) of each Servicing Function Participant engaged by it.

            No later than 30 days following the end of each fiscal year, the Trustee shall forward to the Securities Administrator the name of each Servicing Function Participant engaged by it and what Relevant Servicing Criteria will be addressed in the report on assessment of compliance prepared by such Servicing Function Participant. When the Trustee submits its assessments to the Securities Administrator, it shall also at such time include the assessment (and attestation pursuant to Section 3.04(b)) of each Servicing Function Participant engaged by it.

            The Securities Administrator shall confirm that the assessments address the Relevant Servicing Criteria for each party as set forth on Exhibit I and shall notify the Depositor of any exceptions and deliver the assessment of compliance containing such exceptions. Promptly after receipt of each such report on assessment of compliance, the Depositor shall review each such report and, if applicable, consult with the Securities Administrator, the Trustee and any Servicing Function Participant as to the nature of any material instance of noncompliance with the Relevant Servicing Criteria by such party.

            (b) The Securities Administrator, at its own expense, shall cause a registered public accounting firm which is a member of the Institute of Certified Public Accountants to furnish to the Depositor, and the Trustee at its own expense, shall cause, and shall cause any Servicing Function Participant engaged by such party from which an assessment of servicing compliance is required pursuant to Section 3.04 (a), at such party's expense, to cause a registered public accounting firm which is a member of the Institute of Certified Public Accountants to furnish to the Securities Administrator, not later than March 5 of each year, or if such day is not a Business Day, the next Business Day (with a 10 calendar day cure period, but in no event later than March 15), commencing in March 20 , an electronic report (with a hard copy to follow within 10 calendar days) to the effect that (i) it has obtained a representation regarding certain matters from the management of such party, which includes an assertion that such party has complied with the Relevant Servicing Criteria, and (ii) on the basis of an examination conducted by such firm in accordance with standards for attestation engagements issued or adopted by the Public Company Accounting Oversight Board, it is expressing an opinion as to whether such party's assessment of compliance with the Relevant Servicing Criteria was fairly stated in all material respects, or it cannot express an overall opinion regarding such party's assessment of compliance with the Relevant Servicing Criteria. In the event that an overall opinion cannot be expressed, such registered public accounting firm shall state in such report why it was unable to express such an opinion. Such report must be available for general use and not contain restricted use language. If requested by the Securities Administrator or the Depositor, such report shall contain or be accompanied by a consent of such accounting firm to inclusion or incorporation of such report in the Depositor's Registration Statement on Form S-3 relating to the Certificates and the Trust's Form 10-K.

            Promptly after receipt of such report from the Securities Administrator, the Depositor shall review the report and, if applicable, consult with the Securities Administrator if any such report (i) states that the party's assessment of compliance was not fairly stated in a material respect or (ii) is unable to state an overall opinion.

            Promptly after receipt of such report from the Trustee or any Servicing Function Participant engaged by such party, the Securities Administrator shall review the report and shall promptly notify the Depositor if any such report (i) states that the party's assessment of compliance was not fairly stated in a material respect or (ii) is unable to state an overall opinion and the Depositor shall promptly review each such report and the Depositor and the Securities Administrator shall consult with the parties to which such report relates.

            The Securities Administrator shall make available any report from the Securities Administrator, the Trustee or any Servicing Function Participant furnished pursuant to Section 3.03 and this Section 3.04, as well as any documents incorporated by reference into the Prospectus (to the extent such documents are either in its possession or have been filed with the Commission), to any Certificateholder requesting such information.

            Section 3.05 Exchange Act Reports.

            (a) Within 15 days after each Distribution Date, the Securities Administrator shall prepare, an authorized officer of the Depositor shall sign, and the Securities Administrator shall file with the Commission, on behalf of the Trust, any Form 10-D required by the Exchange Act, in form and substance as required by the Exchange Act. The Securities Administrator shall file each Form 10-D with a copy of the related Distribution Date Statement attached thereto. Any disclosure in addition to the Distribution Date Statement that is required to be included on Form 10-D ("Additional Form 10-D Disclosure") shall be reported by the parties set forth on Exhibit J and directed and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-D Disclosure (other than with respect to itself) absent such reporting, direction and approval. If a Form 10-D cannot be filed on time or if a previously filed Form 10-D needs to be amended, the Securities Administrator will follow the procedures set forth in Section 3.05(d). Promptly (but no later than 1 Business
Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-D.

            For so long as the Trust is subject to the Exchange Act reporting requirements, within five (5) calendar days after the related Distribution Date, the parties identified on Exhibit J shall (i) provide to the Securities Administrator and the Depositor, to the extent known by a Responsible Officer, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-D Disclosure, if applicable and (ii) include with such Additional Form 10-D Disclosure, an Additional Disclosure Notification in the form attached hereto as Exhibit M, and the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-D Disclosure on Form 10-D. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit J of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-D Disclosure. After preparing the Form 10-D, if the Form 10-D contains any Additional Form 10-D Disclosure, the Securities Administrator shall forward electronically a draft copy of the Form 10-D to the Depositor for review prior to the Depositor signing such Form 10-D. Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 3.05(a) relating to the timely preparation and filing of Form 10-D is contingent upon such parties strictly observing all applicable deadlines in the performance of their duties under this Section 3.05(a). The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-D, where such failure results from the Securities Administrator's inability or failure to receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-D, not resulting from its own negligence, bad faith or willful misconduct. The Depositor will be responsible for any reasonable fees assessed and expenses incurred by the Securities Administrator in connection with including any Additional Form 10-D Disclosure on Form 10-D pursuant to this paragraph.

            (b) Within 90 days after the end of each fiscal year of the Trust or such earlier date as may be required by the Exchange Act (it being understood that the fiscal year for the Trust ends on December 31st of each year), commencing in March 20 , the Securities Administrator shall prepare, the senior officer of the Depositor in charge of securitization of the Depositor shall sign, and the Securities Administrator shall file with the Commission, on behalf of the Trust, a Form 10-K, in form and substance as required by the Exchange Act. Each such Form 10-K shall include the following items, in each case to the extent they have been delivered to the Securities Administrator within the applicable timeframes set forth in this Agreement:

            (i) an annual compliance statement for the Securities Administrator and any Additional Securities Administrator, as described under Section 3.03;

            (ii) (A) the annual reports on assessment of compliance with servicing criteria for the Securities Administrator, the Trustee and each Servicing Function Participant, as described under Section 3.04(a), and
      (B) if any party's report on assessment of compliance with Servicing Criteria described under Section 3.04(a) identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any party's report on assessment of compliance with servicing criteria described under Section 3.04(a) is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation of why such report is not included;

            (iii) (A) the registered public accounting firm attestation report for each of the Securities Administrator, the Trustee and each Servicing Function Participant, as described under Section 3.04(b), and (B) if any registered public accounting firm attestation report described under
      Section 3.04(b) identifies any material instance of noncompliance, disclosure identifying such instance of noncompliance, or if any such registered public accounting firm attestation report is not included as an exhibit to such Form 10-K, disclosure that such report is not included and an explanation of why such report is not included; and

            (iv) a certification, signed by the senior officer of the Depositor in charge of securitization of the Depositor, in the form attached hereto as Exhibit H-1 or in such other form as may be required by Rules 13a-14 and 15d-14 under the Exchange Act, as applicable, and any directives or interpretations thereof by the Commission (the "Sarbanes-Oxley Certification").

            Any disclosure or information in addition to (i) through (iv) above that is required to be included on Form 10-K ("Additional Form 10-K Disclosure") shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit K and directed and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Additional Form 10-K Disclosure (other than with respect to itself) absent such reporting, direction and approval. If a Form 10-K cannot be filed on time or if a previously filed Form 10-K needs to be amended, the Securities Administrator will follow the procedures set forth in
Section 3.05(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will make available on its internet website a final executed copy of each Form 10-K.

            No later than March 5 (with a 10 calendar day cure period, but in no event later than March 15) of each year that the Trust is subject to the Exchange Act reporting requirements, commencing in March 20 , (i) the parties identified on Exhibit K shall provide to the Securities Administrator and the Depositor, to the extent known by a Responsible Officer, in EDGAR-compatible format, or in such other format as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Additional Form 10-K Disclosure, if applicable, and (ii) the parties identified on Exhibit K shall include with such Additional Form 10-K Disclosure, an Additional Disclosure Notification in the form attached hereto as Exhibit M, and the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Additional Form 10-K Disclosure on Form 10-K. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit K of their duties under this paragraph or proactively solicit or procure from such parties any Additional Form 10-K Disclosure information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Additional Form 10-K Disclosure on Form 10-K pursuant to this paragraph.

            After preparing the Form 10-K, if the Form 10-K contains any Additional Form 10-K Disclosure, the Securities Administrator shall forward electronically a draft copy of the Form 10-K to the Depositor for review prior to the Depositor signing such Form 10-K. Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 3.05(b) relating to the timely preparation and filing of Form 10-K is contingent upon such parties strictly observing all applicable timeframes in the performance of their duties under Sections 3.03, 3.04 or this
Section 3.05(b). The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 10-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 10-K, not resulting from its own negligence, bad faith or willful misconduct.

            (c) Within four (4) Business Days after the occurrence of an event requiring disclosure on Form 8-K (each such event, a "Reportable Event"), and if directed by the Depositor, the Securities Administrator shall prepare, an authorized officer of the Depositor shall sign, and the Securities Administrator shall file with the Commission, on behalf of the Trust, any Form 8-K, as required by the Exchange Act, provided that the Depositor shall prepare and file the initial Form 8-K in connection with the issuance of the Certificates. Any disclosure or information related to a Reportable Event or that is otherwise required to be included on Form 8-K ("Form 8-K Disclosure Information") shall, pursuant to the paragraph immediately below, be reported by the parties set forth on Exhibit L and directed and approved by the Depositor, and the Securities Administrator will have no duty or liability for any failure hereunder to determine or prepare any Form 8-K Disclosure Information (other than with respect to itself) absent such reporting, direction and approval. If a Form 8-K cannot be filed on time or if a previously filed Form 8-K needs to be amended, the Securities Administrator will follow the procedures set forth in
Section 3.05(d). Promptly (but no later than 1 Business Day) after filing with the Commission, the Securities Administrator will, make available on its internet website a final executed copy of each Form 8-K.

            For so long as the Trust is subject to the Exchange Act reporting requirements, no later than the end of business on the second Business Day after the occurrence of a Reportable Event (i) the parties identified on Exhibit L shall provide to the Securities Administrator and the Depositor, to the extent known by a Responsible Officer, in EDGAR-compatible form, or in such other form as otherwise agreed upon by the Securities Administrator and such party, the form and substance of any Form 8-K Disclosure Information, if applicable, and
(ii) the parties identified on Exhibit L shall include with such Additional Form 8-K Disclosure, an Additional Disclosure Notification in the form attached hereto as Exhibit M and the Depositor will approve, as to form and substance, or disapprove, as the case may be, the inclusion of the Form 8-K Disclosure Information on Form 8-K. The Securities Administrator has no duty under this Agreement to monitor or enforce the performance by the parties listed on Exhibit L of their duties under this paragraph or proactively solicit or procure from such parties any Form 8-K Disclosure Information. The Depositor will be responsible for any reasonable fees and expenses assessed or incurred by the Securities Administrator in connection with including any Form 8-K Disclosure Information on Form 8-K pursuant to this paragraph.

            After preparing the Form 8-K, the Securities Administrator shall forward electronically a draft copy of the Form 8-K to the Depositor for review prior to the Depositor signing such Form 8-K. Each party to this Agreement acknowledges that the performance by the Securities Administrator of its duties under this Section 3.05(c) relating to the timely preparation and filing of Form 8-K is contingent upon such party strictly observing all applicable timeframes in the performance of its duties under this Section 3.05(c). The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file such Form 8-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 8-K, not resulting from its own negligence, bad faith or willful misconduct.

            (d) In the event that the Securities Administrator is unable to timely file with the Commission all or any required portion of any Form 8-K, 10-D or 10-K required to be filed by this Agreement because required disclosure information was either not delivered to it or delivered to it after the delivery deadlines set forth in this Agreement or for any other reason, the Securities Administrator will promptly notify the Depositor and, in the case of Form 10-D or 10-K, the Securities Administrator will prepare and file a Form 12b-25 pursuant to Rule 12b-25 of the Exchange Act not later than the Business Day following the due date of the applicable report. Within five days following the due date of any Form 10-D as to which it has filed a Form 12b-25, the Securities Administrator shall prepare and file the related Form 10-D. Within 15 days following the due date of any Form 10-K as to which it has filed a Form 12b-25, the Securities Administrator shall prepare and file the related Form 10-K. In the case of Form 8-K, the Securities Administrator will, upon receipt of all required Form 8-K Disclosure Information and at the direction of the Depositor, include such disclosure information on the next Form 10-D. In the event that any previously filed Form 8-K, 10-D or 10-K needs to be amended, the Securities Administrator will notify the Depositor and each party whose cooperation is required in connection with the preparation of such amendment; provided however that such notice shall not be required in connection with an amendment to Form 10-D due to a revision made to any Distribution Date Statement. Any Form 12b-25 or any amendment to Form 8-K or 10-D shall be signed by an authorized officer of the Depositor. Any amendment to Form 10-K shall be signed by the senior officer of the Depositor in charge of securitization of the Depositor. The parties to this Agreement acknowledge that the performance by the Securities Administrator of its duties under this Section 3.05(d) related to the timely preparation and filing of a Form 12b-25 or any amendment to Form 8-K, 10-D or 10-K is contingent upon each such party performing its duties under this Section. The Securities Administrator shall have no liability for any loss, expense, damage, claim arising out of or with respect to any failure to properly prepare and/or timely file any such Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, where such failure results from the Securities Administrator's inability or failure to obtain or receive, on a timely basis, any information from any other party hereto needed to prepare, arrange for execution or file such Form 12b-25 or any amendments to Forms 8-K, 10-D or 10-K, not resulting from its own negligence, bad faith or willful misconduct.

            (e) Not later than 15 calendar days before the date on which the Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, if such day is not a Business Day, the immediately preceding Business Day), the Securities Administrator shall sign and deliver to the Depositor a certification in the form attached hereto as Exhibit H-2 (the "Securities Administrator's Certification") for the benefit of the Depositor and its officers, directors and Affiliates as to items 1 through 3 of the Sarbanes-Oxley Certification; provided, however, that the Securities Administrator shall not undertake an analysis of the accountant's report attached as an exhibit to the Form 10-K. In addition, the Securities Administrator shall indemnify and hold harmless the Depositor and each Person, if any, who "controls" the Depositor within the meaning of the 1933 Act and its officers, directors and Affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Securities Administrator's obligations under this Section 3.05(e) or the Securities Administrator's negligence, bad faith or willful misconduct in connection therewith or any inaccuracy in the Securities Administrator's Certification. If the indemnification provided for in this Section 3.05(e) is unavailable or insufficient to hold harmless such Persons, then the Securities Administrator shall contribute to the amount paid or payable by such Persons as a result of the losses, claims, damages or liabilities of such Persons in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Securities Administrator on the other. The Securities Administrator acknowledges that the Depositor is relying on the Securities Administrator's performance of its obligations under this Section 3.05(e) in order to perform its obligations under Section 3.05(b) above.

            (f) On or prior to January 30 of the first year in which the Securities Administrator is able to do so under applicable law, the Securities Administrator shall prepare, an authorized officer of the Depositor shall sign, and the Securities Administrator shall file with the Commission, on behalf of the Trust, a Form 15 relating to the automatic suspension of reporting in respect of the Trust under the Exchange Act. At the beginning of any year after the filing of a Form 15, if the number of Certificateholders of record exceeds the number set forth in Section 15(d) of the Exchange Act or the regulations promulgated pursuant thereto which would cause the Trust to again become subject to the reporting requirements of the Exchange Act, the Securities Administrator shall recommence preparing and filing reports on Form 10-D, 10-K and 8-K as required pursuant to this Section.

            (g) To the extent the Securities Administrator is obligated to give any notice to the Depositor pursuant to this Section 3.05, such notice may, notwithstanding the provisions of Section 10.05 in this Agreement, be delivered via facsimile to 301-816-8152 or via electronic mail to Structuredfinance-frederick@wellsfargo.com.

                                   ARTICLE IV

                    DISTRIBUTIONS IN RESPECT OF CERTIFICATES;
                         PAYMENTS TO CERTIFICATEHOLDERS;
                             STATEMENTS AND REPORTS

            Section 4.01 Distributions.

            (a) On each Distribution Date the Securities Administrator shall withdraw the Interest Distribution Amount from the Certificate Account and shall distribute it sequentially as follows:

            first, to the Classes of Class A Certificates, pro rata, based upon their respective Interest Accrual Amounts, in an aggregate amount up to the Class A Interest Accrual Amount with respect to such Distribution Date;

            second, to the Classes of Class A Certificates, pro rata, based upon their respective Unpaid Interest Shortfall Amounts with respect to such Distribution Date;

            third, to the Class B-1 Certificates in an amount up to its Interest Accrual Amount with respect to such Distribution Date;

            fourth, to the Class B-1 Certificates in an amount up to its Unpaid Interest Shortfall Amount with respect to such Distribution Date;

            fifth, to the Class B-2 Certificates in an amount up to its Interest Accrual Amount with respect to such Distribution Date; and

            sixth, to the Class B-2 Certificates in an amount up to its Unpaid Interest Shortfall Amount with respect to such Distribution Date.

            (b) On each Distribution Date occurring prior to the Subordination Depletion Date, the Securities Administrator shall withdraw the Principal Distribution Amount from the Certificate Account and shall distribute it sequentially as follows:

            first, in an aggregate amount equal to the Class A Distribution Amount for such Distribution Date, sequentially, as follows:

            (i) to the Class A-R Certificate; and

            (ii) concurrently, to the Class A-1 and Class A-2 Certificates, pro rata; and

            second, in an aggregate amount equal to the Class B Distribution Amount for such Distribution Date, sequentially, as follows:

            (i) to the Class B-1 Certificates in an amount up to their Pro Rata Share for such Distribution Date; and

            (ii) to the Class B-2 Certificates in an amount up to their Pro Rata Share for such Distribution Date.

            third, to the Holder of the Class A-R Certificate, any Principal Distribution Amount remaining in the Payment Account.

            Notwithstanding the foregoing, after the Principal Balance of any Class has been reduced to zero, such Class will be entitled to no further distributions of principal or interest (including, without limitation, any Unpaid Interest Shortfall Amounts).

            (c) On each Distribution Date other than the Final Distribution Date (if such Final Distribution Date is in connection with a purchase of the assets of the Trust Estate by the Depositor), the Paying Agent shall, from funds remitted to it by the Securities Administrator, distribute to each Certificateholder of record on the preceding Record Date (other than as provided in Section 9.01 respecting the final distribution to Certificateholders or in the last paragraph of this Section 4.01(c) respecting the final distribution in respect of any Class) either in immediately available funds by wire transfer to the account of such Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder has so notified the Paying Agent at least seven Business Days prior to the Distribution Date or if such Holder has not so notified the Paying Agent, by check mailed to such Holder at the address of such Holder appearing in the Certificate Register, such Holder's share (based on such Holder's Percentage Interest) of the Class A Distribution Amount and the Interest Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount and the Interest Distribution Amount with respect to each Class of Class B Certificates.

            In the event that, on any Distribution Date prior to the Final Distribution Date, the Principal Balance of any Class of Class A Certificates (other than the Residual Certificate) or the Principal Balance of any Class of Class B Certificates would be reduced to zero, the Securities Administrator shall, as soon as practicable after the Determination Date relating to such Distribution Date, send notice to the Paying Agent. The Paying Agent shall then send a notice to each Certificateholder of such Class with a copy to the Certificate Registrar, specifying that the final distribution with respect to such Class will be made on such Distribution Date only upon the presentation and surrender of such Certificateholder's Certificates at the office or agency of the Certificate Registrar therein specified; provided, however, that the failure to give such notice will not entitle a Certificateholder to any interest beyond the interest payable with respect to such Distribution Date in accordance with
Section 4.01(a).

            (d) The Paying Agent shall withhold or cause to be withheld such amounts as may be required by the Code (giving full effect to any exemptions from withholding and related certifications required to be furnished by Certificateholders and any reductions to withholding by virtue of any bilateral tax treaties and any applicable certification required to be furnished by Certificateholders with respect thereto) from distributions to be made to Persons other than U.S. Persons ("Non-U.S. Persons"). Amounts withheld pursuant to this Section 4.01(d) shall be treated as having been distributed to the related Certificateholder for all purposes of this Agreement. For the purposes of this paragraph, a "U.S. Person" is a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            Section 4.02 Allocation of Losses.

            (a) With respect to any Distribution Date, the Principal Balances of the Classes of Certificates shall be reduced by allocating the principal portion of any Realized Loss Shortfalls in reduction of the Principal Balances of the Classes of Certificates in the following order of priority:

            first, to the Class B-2 Certificates, until their Principal Balance has been reduced to zero;

            second, to the Class B-1 Certificates, until their Principal Balance has been reduced to zero; and

            third, concurrently, to the Class A Certificates, pro rata, until their Principal Balances have been reduced to zero.

            The calculation of the amount to be distributed as principal to any Class of Class B Certificates with respect to a Distribution Date (the "Calculated Principal Distribution") shall be made prior to the allocation of any Realized Loss Shortfall for such Distribution Date; provided, however, the actual payment of principal to the Class B Certificates shall be made subsequent to the allocation of Realized Loss Shortfalls for such Distribution Date. In the event that after the allocation of Realized Loss Shortfalls for a Distribution Date, the Calculated Principal Distribution for a Class of Class B Certificates is greater than the Principal Balance of such Class, the excess shall be distributed to the Classes of Class A Certificates and any Class of Class B Certificates with a lower numerical designation, pro rata, based on their outstanding Principal Balances.

            (b) Any Realized Loss Shortfalls allocated to a Class of Class A Certificates or Class B Certificates pursuant to Section 4.02(a) shall be allocated among the Certificates of such Class based on their Percentage Interests.

            (c) After the Class B Principal Balance has been reduced to zero, the interest portion of Realized Loss Shortfalls will be allocated among the outstanding Classes of Class A Certificates based upon their Class A Interest Percentages.

            Section 4.03 Paying Agent.

            (a) The Paying Agent shall establish and maintain a Payment Account, which shall be a separate trust account (unless the Securities Administrator is the Paying Agent, in which case, the Certificate Account may be the Payment Account) and an Eligible Account, in which the Securities Administrator shall cause to be deposited from funds in the Certificate Account or, to the extent required hereunder, from its own funds at or before 10:00 a.m., New York time, on the Business Day preceding each Distribution Date, by wire transfer of immediately available funds, an amount equal to the Pool Distribution Amount. The Securities Administrator may cause the Paying Agent to invest the funds in the Payment Account. Any such investment shall be in Eligible Investments, which shall mature not later than the Business Day preceding the related Distribution Date (unless the Eligible Investments are obligations of the institution that maintains such account, in which case such Eligible Investments shall mature not later than the Distribution Date), and shall not be sold or disposed of prior to maturity. All income and gain realized from any such investment shall be for the benefit of the Securities Administrator and shall be subject to its withdrawal or order from time to time. The amount of any losses incurred in respect of any such investments shall be deposited in the Payment Account by the Securities Administrator out of its own funds immediately as realized. The Paying Agent may withdraw from the Payment Account any amount deposited in the Payment Account that was not required to be deposited therein and may clear and terminate the Payment Account pursuant to Section 9.01.

            (b) Wells Fargo Bank is hereby appointed as initial Paying Agent to make distributions to Certificateholders and to make available to Certificateholders the Distribution Date Statements and the annual statements required by Section 4.04. The Trustee may, at any time, remove or replace the Paying Agent, other than Wells Fargo Bank for so long as Wells Fargo Bank is acting as the Securities Administrator. If Wells Fargo Bank is no longer acting as Securities Administrator, the Securities Administrator shall pay, from its own funds, the reasonable compensation of any Paying Agent other than Wells Fargo Bank.

            The Trustee shall cause any Paying Agent that is not [ ] or Wells Fargo Bank to execute and deliver to the Trustee an instrument (a "Paying Agent Agreement") in which such Paying Agent agrees with the Trustee that such Paying Agent shall:

            (i) hold all amounts remitted to it by the Securities Administrator for distribution to Certificateholders in trust for the benefit of Certificateholders until such amounts are distributed to Certificateholders or otherwise disposed of as herein provided;

            (ii) give the Trustee notice of any default by the Securities Administrator in remitting any required amount;

            (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all amounts held in trust by such Paying Agent; and

            (iv) provide to the Securities Administrator the assessment of compliance and accountants report provided for in Section 3.04 with respect to the Servicing Criteria set forth in Item 1122(d) of Regulation AB applicable to the duties of the Paying Agent.

            Section 4.04 Statements to Certificateholders; Reports to the Trustee and the Depositor.

            (a) On each Distribution Date, the Securities Administrator shall make available in accordance with subsection (b) of this Section 4.04 to each Holder of a Certificate, the Trustee, the Paying Agent and the Depositor, the Underlying Distribution Date Statement and a statement (the "Distribution Date Statement") setting forth:

            (i) the applicable Determination Date, the applicable Record Date and the actual Distribution Date;

            (ii) the amount of such distribution to Holders of each Class of Class A Certificates allocable to principal and the Principal Balance of each Class of Class A Certificates;

            (iii) (A) the amount of such distribution to Holders of each Class of Class A Certificates allocable to interest, (B) the amount of the Current Class A Interest Distribution Amount allocated to each Class of Class A Certificates, (C) any Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Unpaid Interest Shortfall Amounts with respect to each Class after giving effect to such distribution and (D) the amount of any Interest Reductions allocated to each Class of Class A Certificates for such Distribution Date;

            (iv) the amount of such distribution to Holders of each Class of Class B Certificates allocable to principal and the Principal Balance of each Class of Class B Certificates;

            (v) (A) the amount of such distribution to Holders of each Class of Class B Certificates allocable to interest, (B) the amount of the Current Class B Interest Distribution Amount allocated to each Class of Class B Certificates, (C) any Interest Shortfall Amounts arising with respect to such Distribution Date and any remaining Unpaid Interest Shortfall Amounts with respect to each Class of Class B Certificates after giving effect to such distribution and (D) the amount of any Interest Reductions allocated to each Class of Class B Certificates for such Distribution Date;

            (vi) the Mortgage Certificate Principal Balance outstanding and the weighted average Mortgage Certificate Rate, in each case, as of the preceding Determination Date;

             (vii) the beginning and ending balance of the Certificate Account;

            (viii) the Class A Principal Balance, the Principal Balance of each Class of Class A Certificates, the Class B Principal Balance and the Principal Balance of each Class of Class B Certificates prior to and after giving effect to the distributions of principal made, and the principal portion of Realized Loss Shortfalls, if any, allocated with respect to such Distribution Date;

            (ix) the Interest Distribution Amount, the Principal Distribution Amount, the Class A Distribution Amount and the Class B Distribution Amount for such Distribution Date;

            (x) any Trust Expenses for such Distribution Date;

            (xi) the Class A Percentage and the Subordinated Percentage for such Distribution Date;

            (xii) the aggregate amount of Realized Loss Shortfalls incurred during the preceding calendar month;

            (xiii) any expenses or indemnification amounts paid by the Trust, the specific purpose of each payment and the parties to whom the payments were made;

            (xiv) the amount by which the Principal Balance of each Class of Class B Certificates has been reduced as a result of Realized Loss Shortfalls allocated as of such Distribution Date;

            (xv) the amount of the aggregate Securities Administration Fees paid and other compensation paid to the Securities Administrator (and not previously reported) with respect to the related Distribution Date;

            (xvi) the Class A Pass-Through Rate for each Class of Class A Certificates and the Class B Pass-Through Rate for each Class of Class B Certificates;

            (xvii) any material breaches of representations and warranties relating to the Mortgage Certificates or material breaches of transaction covenants; and

            (xviii) any other customary information as is required to enable Certificateholders to prepare their tax returns.

            In the case of information furnished with respect to a Class of Class A Certificates pursuant to clauses (ii) and (iii) above and with respect to a Class of Class B Certificates pursuant to clauses (iv) and (v) above, the amounts shall be expressed as a dollar amount per Class A or Class B Certificate (other than the Residual Certificate) with a $1,000 Denomination, and as a dollar amount per Residual Certificate with a $100 Denomination.

            Within a reasonable period of time after the end of each calendar year, the Paying Agent shall, upon request, furnish or cause to be furnished to each Person who at any time during the calendar year was the Holder of a Certificate a statement containing the information set forth in clauses (ii) and
(iii)(A) above in the case of a Class A Certificateholder and the information set forth in clauses (iv) and (v)(A) above in the case of a Class B Certificateholder aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Securities Administrator or the Trustee pursuant to any requirements of the Code from time to time in force.

            Unless the Securities Administrator is acting as the Paying Agent, prior to the close of business on the second Business Day preceding each Distribution Date, the Securities Administrator shall furnish a statement to any Paying Agent (the information in such statement to be made available to Certificateholders by the Paying Agent on written request) setting forth the Interest Distribution Amount with respect to each Class of Certificates, the Class A Distribution Amount with respect to each Class of Class A Certificates and the Class B Distribution Amount with respect to each Class of Class B Certificates. The determination by the Securities Administrator of such amounts shall, in the absence of obvious error, be presumptively deemed to be correct for all purposes hereunder and the Trustee and the Paying Agent shall be protected in relying upon the same without any independent check or verification.

            In addition to the Distribution Date Statements and the annual statements required pursuant to this Section 4.04(a), the Paying Agent shall make available upon request to each Holder and each proposed transferee of a Class B-1 or Class B-2 Certificate such additional information, if any, as may be required to permit the proposed transfer to be effected pursuant to Rule 144A, which information shall be provided on a timely basis to the Paying Agent by the Securities Administrator.

            (b) The Securities Administrator will make a copy of each Distribution Date Statement provided pursuant to this Section 4.04 (and, at its option, any additional files containing the same information in an alternative format) available each month to Certificateholders and other interested parties, and other parties to this Agreement via the Securities Administrator's internet website, which in the case of Wells Fargo Bank, is located at "www.ctslink.com." In addition, the Paying Agent shall provide copies of the Distribution Date Statement and the annual statements required pursuant to Section 4.04(a) to Persons making written requests therefor at its Corporate Trust Office. Assistance in using the internet website can be obtained by calling the Securities Administrator's customer service desk, which in the case of Wells Fargo Bank is at (866) 846-4526. Parties that are unable to use the above distribution method are entitled to have a paper copy mailed to them via first class mail by calling the customer service desk and indicating such. The Securities Administrator shall have the right to change the way the Distribution Date Statement is distributed in order to make such distribution more convenient and/or more accessible and the Securities Administrator shall provide timely and adequate notification to the Certificateholders and the parties to this Agreement regarding any such changes.

            The Securities Administrator shall also be entitled to rely on but shall not be responsible for the content or accuracy of any information provided by third parties for purposes of preparing the Distribution Date Statement and may affix thereto any disclaimer it deems appropriate in its reasonable discretion (without suggesting liability on the part of any other party hereto).

            Section 4.05 Calculation of Amounts; Binding Effect of Interpretations and Actions of Securities Administrator.

            The Securities Administrator will compute the amount of all distributions to be made on the Certificates and all losses to be allocated to the Certificates. In the event that the Securities Administrator concludes that any ambiguity or uncertainty exists in any provisions of this Agreement relating to distributions to be made on the Certificates, the allocation of losses to the Certificates or otherwise, the interpretation of such provisions and any actions taken by the Securities Administrator in good faith to implement such interpretation shall be binding upon Certificateholders.

                                    ARTICLE V

                                THE CERTIFICATES

            Section 5.01 The Certificates.

            (a) The Class A-1, Class A-2 and Class B Certificates shall be issued only in minimum Denominations of a Single Certificate and, except for the Class A-R Certificate, integral multiples of $1 in excess thereof and shall be substantially in the respective forms set forth as Exhibits A-1, A-2, A-R, B-1, B-2 and C (reverse side of Certificates) hereto. On original issue the Certificates shall be executed and delivered by the Paying Agent to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in
Section 2.01(a). The aggregate principal portion evidenced by the Class A and Class B Certificates shall be the sum of the amounts specifically set forth in the respective Certificates. The Certificates shall be executed by manual or facsimile signature on behalf of the Paying Agent by any Responsible Officer thereof. Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Paying Agent shall bind the Paying Agent notwithstanding that such individuals or any of them have ceased to hold such offices prior to the countersigning of such Certificates and delivery of such Certificates or did not hold such offices at the date of such Certificates. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless manually countersigned by a Responsible Officer of the Authenticating Agent, or unless there appears on such Certificate a certificate of authentication executed by the Authenticating Agent by manual signature, and such countersignature or certificate upon a Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication.

            Until such time as Definitive Certificates are issued pursuant to
Section 5.07, each Book-Entry Certificate shall bear the following legend:

            "Unless this certificate is presented by an authorized representative of [the Clearing Agency] to the Depositor or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of [the Clearing Agency] or such other name as requested by an authorized representative of [the Clearing Agency] and any payment is made to [the Clearing Agency], any transfer, pledge or other use hereof for value or otherwise by or to any person is wrongful since the registered owner hereof, [the Clearing Agency], has an interest herein."

            (b) Upon original issuance, the Book-Entry Certificates shall be issued in the form of one or more typewritten certificates, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Depositor or to, and deposited with the Certificate Custodian, on behalf of The Depository Trust Company, if directed to do so pursuant instructions from The Depository Trust Company. Such Certificates shall initially be registered in the Certificate Register in the name of the nominee of the initial Clearing Agency, and no Beneficial Owner will receive a definitive certificate representing such Beneficial Owner's interest in the Book-Entry Certificates, except as provided in Section 5.07. Unless and until definitive, fully registered certificates ("Definitive Certificates") have been issued to Beneficial Owners pursuant to Section 5.07:

            (i) the provisions of this Section 5.01(b) shall be in full force and effect;

            (ii) the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent and the Trustee may deal with the Clearing Agency for all purposes (including the making of distributions on the Book-Entry Certificates and the taking of actions by the Holders of Book-Entry Certificates) as the authorized representative of the Beneficial Owners;

            (iii) to the extent that the provisions of this Section 5.01(b) conflict with any other provisions of this Agreement, the provisions of this Section 5.01(b) shall control;

            (iv) the rights of Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law, the rules, regulations and procedures of the Clearing Agency and agreements between such Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants, and all references in this Agreement to actions by Certificateholders shall, with respect to the Book-Entry Certificates, refer to actions taken by the Clearing Agency upon instructions from the Clearing Agency Participants, and all references in this Agreement to distributions, notices, reports and statements to Certificateholders shall, with respect to the Book-Entry Certificates, refer to distributions, notices, reports and statements to the Clearing Agency or its nominee, as registered holder of the Book-Entry Certificates, as the case may be, for distribution to Beneficial Owners in accordance with the procedures of the Clearing Agency; and

            (v) the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit distributions of principal and interest on the Certificates to the Clearing Agency Participants, for distribution by such Clearing Agency Participants to the Beneficial Owners or their nominees.

            For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Book-Entry Certificates evidencing specified Voting Interests, such direction or consent shall be given by Beneficial Owners having the requisite Voting Interests, acting through the Clearing Agency.

            Unless and until Definitive Certificates have been issued to Beneficial Owners pursuant to Section 5.07, copies of the Distribution Date Statements shall be available to Beneficial Owners upon written request to the Paying Agent at its Corporate Trust Office.

            Section 5.02 Registration of Certificates.

            (a) The Certificate Registrar shall cause to be kept at one of the offices or agencies to be maintained in accordance with the provisions of
Section 5.06 a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Certificate Registrar shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Securities Administrator shall act as, or shall appoint, a Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

            Upon surrender for registration of transfer of any Certificate at any office or agency maintained for such purpose pursuant to Section 5.06 (and subject to the provisions of this Section 5.02) the Paying Agent shall execute, and shall date, countersign (or cause the Authenticating Agent to countersign) and deliver, in the name of the designated transferee or transferees, one or more new Certificates of a like aggregate principal portion or Percentage Interest and of the same Class.

            At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized Denominations of a like aggregate principal portion or Percentage Interest and of the same Class upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Paying Agent shall execute, and shall date, countersign (or cause the Authenticating Agent to countersign) and deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Certificate Registrar or the Paying Agent) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

            No service charge shall be made for any transfer or exchange of Certificates, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

            All Certificates surrendered for transfer and exchange shall be canceled by the Certificate Registrar, the Paying Agent or the Authenticating Agent in accordance with their standard procedures.

            (b) No transfer of a Class B-1 or Class B-2 Certificate shall be made unless the registration requirements of the 1933 Act and any applicable State securities laws are complied with, or such transfer is exempt from the registration requirements under said Act and laws. In the event that a transfer is to be made in reliance upon an exemption from said Act or laws, (i) unless such transfer is made in reliance on Rule 144A, the Securities Administrator or the Depositor may, if such transfer is to be made within three years after the later of (a) the date of the initial sale of Certificates or (b) the last date on which the Depositor or any affiliate thereof was a Holder of the Certificates proposed to be transferred, require a Class B-1 or Class B-2 Certificateholder to deliver a written Opinion of Counsel acceptable to and in form and substance satisfactory to the Securities Administrator and the Depositor, to the effect that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from said Act and laws or is being made pursuant to said Act and laws, which Opinion of Counsel shall not be an expense of the Depositor or the Securities Administrator, and (ii) the Securities Administrator shall require the transferee (other than an affiliate of the Depositor on the Closing Date) to execute an investment letter in the form of Exhibit G hereto certifying to the Depositor and the Securities Administrator the facts surrounding such transfer, which investment letter shall not be an expense of the Depositor or the Securities Administrator. The Holder of a Class B-1 or Class B-2 Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Securities Administrator and any Paying Agent against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws. Neither the Depositor nor the Securities Administrator is under an obligation to register the Class B-1 or Class B-2 Certificates under said Act or any other securities law.

            (c) No transfer of a Class B-1 or Class B-2 Certificate shall be made unless the Securities Administrator and the Depositor shall have received
(i) a representation letter from the transferee in the form of Exhibit G hereto, to the effect that either (a) such transferee is not an employee benefit plan or other retirement arrangement subject to Title I of ERISA or Code Section 4975, or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law ("Similar Law") which is to a material extent similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") and is not a person acting on behalf of or using the assets of any such Plan, which representation letter shall not be an expense of the Depositor or the Securities Administrator or (b) if such transferee is an insurance company,
(A) the source of funds used to purchase the Class B-1 or Class B-2 Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and (C) the purchase and holding of such Class B-1 or Class B-2 Certificate is covered by Sections I and III of PTE 95-60 or (ii) in the case of any such Class B-1 or Class B-2 Certificate presented for registration in the name of a Plan, or a trustee of any such Plan, (A) an Opinion of Counsel satisfactory to the Securities Administrator and the Depositor to the effect that the purchase or holding of such Class B-1 or Class B-2 Certificate will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or Similar Law and will not subject the Depositor or the Securities Administrator to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Depositor or the Securities Administrator and (B) such other opinions of counsel, Officer's Certificates and agreements as the Depositor or the Securities Administrator may require in connection with such transfer, which opinions of counsel, Officer's Certificates and agreements shall not be an expense of the Depositor or the Securities Administrator. The Class B-1 and Class B-2 Certificates shall bear a legend referring to the foregoing restrictions contained in this paragraph.

            (d) No legal or beneficial interest in all or any portion of the Residual Certificate may be transferred directly or indirectly to a "disqualified organization" within the meaning of Code Section 860E(e)(5) or an agent of a disqualified organization (including a broker, nominee, or middleman), to a Plan or a Person acting on behalf of or investing the assets of a Plan (such Plan or Person, an "ERISA Prohibited Holder") or to an individual, corporation, partnership or other person unless such transferee (i) is not a Non-U.S. Person or (ii) is a Non-U.S. Person that holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Securities Administrator with an effective Internal Revenue Service Form W-8ECI or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Securities Administrator an opinion of a nationally recognized tax counsel to the effect that the transfer of the Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes (any such person who is not covered by clauses (i), (ii) or (iii) above being referred to herein as a "Non-permitted Foreign Holder"), and any such purported transfer shall be void and have no effect. The Paying Agent shall not execute, and shall not countersign (or cause the Authenticating Agent to countersign) and deliver, a new Residual Certificate in connection with any such transfer to a disqualified organization or agent thereof (including a broker, nominee or middleman), an ERISA Prohibited Holder or a Non-permitted Foreign Holder, and neither the Certificate Registrar nor the Paying Agent shall accept a surrender for transfer or registration of transfer, or register the transfer of, the Residual Certificate, unless the transferor shall have provided to the Securities Administrator an affidavit, substantially in the form attached as Exhibit E hereto, signed by the transferee, to the effect that the transferee is not such a disqualified organization, an agent (including a broker, nominee, or middleman) for any entity as to which the transferee has not received a substantially similar affidavit, an ERISA Prohibited Holder or a Non-permitted Foreign Holder, which affidavit shall contain the consent of the transferee to any such amendments of this Agreement as may be required to further effectuate the foregoing restrictions on transfer of the Residual Certificate to disqualified organizations, ERISA Prohibited Holders or Non-permitted Foreign Holders. Such affidavit shall also contain the statement of the transferee that
(i) the transferee has historically paid its debts as they have come due and intends to do so in the future, (ii) the transferee understands that it may incur liabilities in excess of cash flows generated by the residual interest,
(iii) the transferee intends to pay taxes associated with holding the residual interest as they become due (iv) the transferee will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of such transferee or any other Person, and (v) the transferee will not transfer the Residual Certificate to any Person who does not provide an affidavit substantially in the form attached as Exhibit E hereto.

            The affidavit described in the preceding paragraph, if not executed in connection with the initial issuance of the Residual Certificate, shall be accompanied by a written statement in the form attached as Exhibit F hereto, signed by the transferor, to the effect that as of the time of the transfer, the transferor has no actual knowledge that the transferee is a disqualified organization, ERISA Prohibited Holder or Non-permitted Foreign Holder, and has no knowledge or reason to know that the statements made by the transferee with respect to clauses (i) and (iii) of the last sentence of the preceding paragraph are not true. The Residual Certificate shall bear a legend referring to the foregoing restrictions contained in this paragraph and the preceding paragraph.

            Upon actual knowledge of a Securities Administration Officer or a Responsible Officer of the Paying Agent that any legal or beneficial interest in any portion of the Residual Certificate has been transferred, directly or indirectly, to a disqualified organization or agent thereof (including a broker, nominee, or middleman) in contravention of the foregoing restrictions, (i) such transferee shall be deemed to hold the Residual Certificate in constructive trust for the last transferor who was not a disqualified organization or agent thereof, and such transferor shall be restored as the owner of such Residual Certificate as completely as if such transfer had never occurred, provided that the Securities Administrator may, but is not required to, recover any distributions made to such transferee with respect to the Residual Certificate, and (ii) the Securities Administrator agrees to furnish to the Internal Revenue Service and to any transferor of the Residual Certificate or such agent (within 60 days of the request therefor by the transferor or agent) such information necessary to the application of Code Section 860E(e) as may be required by the Code, including but not limited to the present value of the total anticipated excess inclusions with respect to the Residual Certificate (or portion thereof) for periods after such transfer. At the election of the Securities Administrator, the cost to the Securities Administrator of computing and furnishing such information may be charged to the transferor or such agent referred to above; however, the Securities Administrator shall in no event be excused from furnishing such information.

            Section 5.03 Mutilated, Destroyed, Lost or Stolen Certificates.

            If (i) any mutilated Certificate is surrendered to the Paying Agent, the Certificate Registrar or the Authenticating Agent, or the Paying Agent, the Certificate Registrar or the Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (ii) there is delivered to the Paying Agent, the Certificate Registrar or the Authenticating Agent such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Paying Agent, the Certificate Registrar or the Authenticating Agent that such Certificate has been acquired by a bona fide purchaser, the Paying Agent shall execute and countersign (or cause the Authenticating Agent to countersign) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and principal portion or Percentage Interest and of the same Class. Upon the issuance of any new Certificate under this Section, the Paying Agent or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expense (including the fees and expenses of the Paying Agent or the Authenticating Agent) in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust Estate, as if originally issued, whether or not the lost, stolen, or destroyed Certificate shall be found at any time.

            Section 5.04 Persons Deemed Owners.

            Prior to the due presentation of a Certificate for registration of transfer, the Depositor, the Securities Administrator, the Trustee, the Paying Agent, the Certificate Registrar and any agent of the Depositor, the Securities Administrator, the Trustee, the Paying Agent or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 4.01, and for all other purposes whatsoever, and neither the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar, the Paying Agent nor any agent of the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar or the Paying Agent shall be affected by notice to the contrary.

            Section 5.05 Access to List of Certificateholders' Names and Addresses.

            (a) If the Paying Agent is not acting as Certificate Registrar, the Certificate Registrar shall furnish or cause to be furnished to the Paying Agent, within 15 days after receipt by the Certificate Registrar of a request by the Paying Agent in writing, a list, in such form as the Paying Agent may reasonably require, of the names and addresses of the Certificateholders of each Class as of the most recent Record Date.

            (b) If five or more Certificateholders (hereinafter referred to as "applicants") apply in writing to the Certificate Registrar, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Certificate Registrar shall, within five Business Days following the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Certificate Registrar.

            (c) Every Certificateholder, by receiving and holding a Certificate, agrees with the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent and the Trustee that neither the Depositor, the Securities Administrator, the Certificate Registrar, the Paying Agent nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names, addresses and Percentage Interests of the Certificateholders hereunder, regardless of the source from which such information was delivered.

            Section 5.06 Maintenance of Office or Agency.

            The Certificate Registrar will maintain, at its expense, an office or agency where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Certificate Registrar in respect of the Certificates and this Agreement may be served. The Certificate Registrar initially designates the Corporate Trust Office of the Certificate Registrar, if any, as its offices and agencies for said purposes.

            Section 5.07 Definitive Certificates.

            If (A) the Clearing Agency advises the Paying Agent in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities as depository with respect to the Book-Entry Certificates, and
(B) the Depositor is unable to locate a qualified successor, the Paying Agent shall notify the Beneficial Owners, through the Clearing Agency, of the occurrence of any such event and of the availability of Definitive Certificates to Beneficial Owners requesting the same. Upon surrender to the Paying Agent by the Clearing Agency of the Certificates held of record by its nominee, accompanied by reregistration instructions and directions to execute and authenticate new Certificates from the Depositor, the Paying Agent shall execute and cause the Authenticating Agent to countersign Definitive Certificates for delivery at its Corporate Trust Office. The Depositor shall arrange for, and will bear all costs of, the printing and issuance of such Definitive Certificates. Except with the consent of the Depositor, the Paying Agent shall not execute or cause the Authenticating Agent to countersign Definitive Certificates in exchange for Book-Entry Certificates except as set forth above. Neither the Depositor, the Securities Administrator nor the Paying Agent shall be liable for any delay in delivery of such instructions by the Clearing Agency and may conclusively rely on, and shall be protected in relying on, such instructions.

            Section 5.08 Notices to Clearing Agency.

            Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to Beneficial Owners pursuant to Section 5.07, the Paying Agent shall give all such notices and communications specified herein to be given to Holders of Book-Entry Certificates to the Clearing Agency.

                                   ARTICLE VI

                 THE DEPOSITOR AND THE SECURITIES ADMINISTRATOR

            Section 6.01 Liability of the Depositor and the Securities Administrator.

            The Depositor and the Securities Administrator shall each be liable in accordance herewith only to the extent of the obligations specifically imposed by this Agreement and undertaken hereunder by the Depositor and the Securities Administrator.

            Section 6.02 Merger or Consolidation of the Depositor or the Securities Administrator.

            Subject to the following paragraph (a) the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Certificates and to perform its respective duties under this Agreement and (b) the Securities Administrator will keep in full effect its power and authority as a national banking association under the laws of the jurisdiction of its organization, and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Certificates and to perform its respective duties under this Agreement.

            The Depositor or the Securities Administrator may be merged or consolidated with or into any Person, or transfer all or substantially all of its assets to any Person, in which case any Person resulting from any merger or consolidation to which the Depositor or Securities Administrator shall be a party, or any Person succeeding to the business of the Depositor or Securities Administrator, shall be the successor of the Depositor or Securities Administrator hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that, (a) in the case of the Securities Administrator, any such successor or resulting Person shall have a net worth of not less than $15,000,000 and (b) the Securities Administrator and such successor or surviving Person shall notify the Depositor and the Trustee of any such merger, conversion or consolidation at least two Business Days prior to the effective date thereof (unless giving such prior notice would be prohibited by applicable law or by a confidentiality agreement, in which case notice shall be given by 12 noon Eastern time one Business Day after such merger or consolidation).

            Section 6.03 Limitation on Liability of the Depositor, the Securities Administrator and Others.

            Neither the Depositor nor the Securities Administrator nor any subcontractor nor any of the directors, officers, employees or agents of any of them shall be under any liability to the Trust Estate or the Certificateholders and all such Persons shall be held harmless for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect any such Person against any breach of warranties or representations made herein or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Securities Administrator, any subcontractor, and any director, officer, employee or agent of any of them shall be entitled to indemnification by the Trust Estate and will be held harmless against any loss, liability or expense incurred in connection with the performance of their duties and obligations, the exercise of their rights or any legal action (including but not limited to, costs and expenses of litigation, and of investigation, attorney's fees, damages, judgments and amounts paid in settlement) under this Agreement, the Certificates or the Mortgage Certificates (except for amounts due by the Depositor in connection with the breach of a representation or warranty covering the Mortgage Certificates), other than any loss, liability or expense (including without limitation, expenses payable by the Securities Administrator under Section 8.06) incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of his or its duties hereunder or by reason of reckless disregard of his or its obligations and duties hereunder. The Depositor, the Securities Administrator and any of the directors, officers, employees or agents of either may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any Person respecting any matters arising hereunder. Neither the Depositor nor the Securities Administrator shall be under any obligation to appear in, prosecute or defend any legal action unless such action is related to its respective duties under this Agreement and, in its opinion, does not involve it in any expense or liability; provided, however, that the Depositor or the Securities Administrator may in its discretion undertake any such action which it may deem necessary or desirable with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder if the Certificateholders offer to the Depositor or the Securities Administrator, as the case may be, reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor or the Securities Administrator shall be entitled to be reimbursed therefor out of the Certificate Account, and such amounts shall, on the following Distribution Date or Distribution Dates, be allocated in reduction of distributions on the Class A Certificates and Class B Certificates in the same manner as Realized Loss Shortfalls are allocated pursuant to Section 4.02(a).

            Section 6.04 Resignation of the Securities Administrator.

            The Securities Administrator shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor securities administrator and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates, (b) upon determination that its duties hereunder are no longer permissible under applicable law, or (c) pursuant to
Section 6.06. Any such determination under clause (b) permitting the resignation of the Securities Administrator shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor securities administrator shall have assumed the Securities Administrator's responsibilities, duties, liabilities and obligations hereunder.

            Section 6.05 Compensation to the Securities Administrator.

            The Securities Administrator shall be entitled to receive a monthly fee equal to the Securities Administration Fee, as compensation for services rendered by the Securities Administrator under this Agreement. The Securities Administrator also will be entitled to any investment income on funds on deposit in the Certificate Account invested in accordance with Section 3.01(c) and any investment income on funds on deposit in the Payment Account invested in accordance with Section 4.03(a).

            Section 6.06 Assignment or Delegation of Duties by Securities Administrator.

            (a) The Securities Administrator shall not assign or transfer any of its rights, benefits or privileges under this Agreement to any other Person, or delegate to or subcontract with, or authorize or appoint any other Person to perform any of the duties, covenants or obligations to be performed by the Securities Administrator without the prior written consent of the Trustee, and any agreement, instrument or act purporting to effect any such assignment, transfer, delegation or appointment shall be void. Notwithstanding the foregoing, subject to Section 6.06(b), the Securities Administrator shall have the right without the prior written consent of the Trustee (i) to assign its rights and delegate its duties and obligations hereunder; provided, however, that (a) the purchaser or transferee accepting such assignment or delegation executes and delivers to the Trustee an agreement, in form and substance reasonably satisfactory to the Trustee, which contains an assumption by such purchaser or transferee of the due and punctual performance and observance of each covenant and condition to be performed or observed by the Securities Administrator hereunder from and after the date of such agreement; and (b) each applicable Rating Agency's rating of any Certificates in effect immediately prior to such assignment, sale or transfer is not reasonably likely to be qualified, downgraded or withdrawn as a result of such assignment, sale or transfer and the Certificates are not reasonably likely to be placed on credit review status by any such Rating Agency; and (ii) to delegate to, subcontract with, authorize, or appoint an affiliate of the Securities Administrator to perform and carry out any duties, covenants or obligations to be performed and carried out by the Securities Administrator under this Agreement and hereby agrees so to delegate, subcontract, authorize or appoint to an affiliate of the Securities Administrator any duties, covenants or obligations to be performed and carried out by the Securities Administrator to the extent that such duties, covenants or obligations are to be performed in any state or states in which the Securities Administrator is not authorized to do business as a foreign corporation but in which the affiliate is so authorized. In no case, however, shall any permitted assignment and delegation relieve the Securities Administrator of any liability to the Trustee or the Depositor under this Agreement, incurred by it prior to the time that the conditions contained in clause (i) above are met.

            (b) Notwithstanding anything contained herein to the contrary, to the extent the Securities Administrator engages any affiliate or third party vendor, in connection with the performance of any of its duties under this Agreement, the Securities Administrator shall immediately notify the Depositor in writing of such engagement (to the extent it has not already notified the Depositor pursuant to clause (a) above); provided however, that prior to engaging any affiliate or third party vendor in connection with the performance of any of its duties under this Agreement, the Securities Administrator shall determine (i) if such affiliates or third party vendors would be a Servicing Function Participant and (ii) if such affiliate or third party vendor would be a "servicer" within the meaning of Item 1101 of Regulation AB (an "Additional Securities Administrator") and meets the criteria in Item 1108(a)(2)(i), (ii) or
(iii) of Regulation AB. If the Securities Administrator has determined that such affiliates or third party vendors are a Servicing Function Participant, the Securities Administrator shall cause such Servicing Function Participant to prepare and deliver to the Securities Administrator a separate assessment and attestation report, as contemplated by Section 3.04 of this Agreement. In addition, if the Securities Administrator has determined that any such affiliate or third party vendor would be an Additional Securities Administrator and meets the criteria in Item 1108(a)(2)(i), (ii) or (iii) of Regulation AB, the Securities Administrator shall cause such Additional Securities Administrator to prepare and deliver to the Securities Administrator a separate compliance statement as contemplated by Section 3.03 of this Agreement. In addition, if the Securities Administrator determines any such affiliate or third party vendor would be a "servicer" within the meaning of Item 1101 of Regulation AB, the Securities Administrator shall not engage such affiliate or third party vendor unless it provides the Securities Administrator and the Depositor the information required by Section 1108(b) and 1108(c) of Regulation AB prior to such engagement.

            (c) In the event of any assignment of rights or delegation of duties of the Securities Administrator, the Securities Administrator shall report such event on Form 8-K within four Business Days after the effective date thereof.

            Section 6.07 Indemnification of Trustee and Depositor by Securities Administrator.

            The Securities Administrator shall indemnify and hold harmless the Trustee and the Depositor and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of (a) willful misfeasance, bad faith or negligence in the performance of duties of the Securities Administrator under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement, including, but not limited to the Securities Administrator's obligation to deliver any information, report, certification, accountants' letter or other material required to comply with Regulation AB or
(b) any material breach by the Securities Administrator of any of the representations and warranties contained in Section 2.02(a). Any payment pursuant to this Section made by the Securities Administrator to the Trustee or the Depositor shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 6.07 shall survive the termination of this Agreement.

            Section 6.08 Securities Administrator Errors and Omissions Policy.

            The Securities Administrator shall maintain, at all times and at its own expense, a Securities Administrator Errors and Omissions Policy, which policy shall have such terms and coverage amounts as are comparable to those of errors and omissions policies maintained by securities administrators of mortgage certificates generally.

            The Securities Administrator Errors and Omissions Policy shall insure the Securities Administrator, its successors and assigns, against any losses resulting from negligence, errors or omissions on the part of officers, employees or other persons acting on behalf of the Securities Administrator in the performance of its duties as Securities Administrator pursuant to this Agreement.

            The Securities Administrator shall maintain in effect the Securities Administrator Errors and Omissions Policy at all times and the Securities Administrator Errors and Omissions Policy may not be canceled, permitted to lapse or otherwise terminated without the acquisition of comparable coverage by the Securities Administrator.

                                   ARTICLE VII

                                     DEFAULT

            Section 7.01 Events of Default.

            In case one or more of the following Events of Default by the Securities Administrator shall occur and be continuing, that is to say:

            (i) any failure by the Securities Administrator to remit any funds to the Paying Agent as required by Section 4.03 continues unremedied for a period of three business days after receipt by the Securities Administrator of written notice of such failure, requiring the same to be remedied, shall have been given to the Securities Administrator by the Trustee or to the Securities Administrator and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (ii) any failure on the part of the Securities Administrator to observe or perform in any material respect any of its covenants or agreements under Sections 3.03, 3.04 or 3.05 hereof, subject to any cure period set forth in such sections;

            (iii) any failure on the part of the Securities Administrator duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Securities Administrator in the Certificates or in this Agreement, which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Securities Administrator by the Trustee or the Depositor, or to the Securities Administrator and the Trustee by the holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates;

            (iv) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a trustee, conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Securities Administrator and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days;

            (v) the Securities Administrator shall consent to the appointment of a trustee, conservator, receiver or liquidator or liquidating committee in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities, voluntary liquidation or similar proceedings of or relating to the Securities Administrator, or of or relating to all or substantially all of its property;

            (vi) the Securities Administrator shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency, bankruptcy or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations; or

            (vii) the Securities Administrator shall be dissolved, or shall dispose of all or substantially all of its assets; or consolidate with or merge into another entity or shall permit another entity to consolidate or merge into it, such that the resulting entity does not meet the criteria for a successor securities administrator, as specified in Section 6.02 hereof;

            then, and in each and every such case, subject to applicable law, so long as an Event of Default shall not have been remedied, either the Trustee or the holders of Certificates evidencing in the aggregate not less than 66 2/3% of the aggregate Voting Interest represented by all Certificates, by notice in writing to the Securities Administrator (and to the Trustee if given by the Certificateholders) may terminate all of the rights and obligations of the Securities Administrator under this Agreement and in and to the Mortgage Certificates, but without prejudice to any rights which the Securities Administrator may have to the aggregate Securities Administration Fees due prior to the date of transfer of the Securities Administrator's responsibilities hereunder and reimbursement of expenses to the extent permitted by this Agreement. Upon receipt by the Securities Administrator of such written notice, all authority and power of the Securities Administrator under this Agreement, whether with respect to the Certificates or the Mortgage Certificates or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section, subject to the provisions of Section 7.05; and, without limitation, the Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Securities Administrator, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Certificates and related documents or otherwise. The Securities Administrator agrees to cooperate with the Trustee in effecting the termination of the Securities Administrator's responsibilities and rights hereunder and shall promptly provide the Trustee all documents and records reasonably requested by it to enable it to assume the Securities Administrator's functions hereunder and shall promptly also transfer to the Trustee all amounts which then have been or should have been deposited in the Certificate Account by the Securities Administrator or which are thereafter received by the Securities Administrator with respect to the Mortgage Certificates.

            Section 7.02 Other Remedies of Trustee.

            During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 7.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

            Section 7.03 Directions by Certificateholders and Duties of Trustee During Event of Default.

            During the continuance of any Event of Default, Holders of Certificates evidencing in the aggregate not less than 25% of the aggregate Voting Interest represented by all Certificates may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the rights or powers vested in it by this agreement (including, without limitation, (i) the conducting or defending of any administrative action or litigation hereunder or in relation hereto and (ii) the terminating of the Securities Administrator from its rights and duties as securities administrator hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 8.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, in accordance with an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the nonassenting Certificateholders.

            Section 7.04 Action upon Certain Failures of the Securities Administrator and upon Event of Default.

            In the event that the Trustee shall have knowledge of any failure of the Securities Administrator specified in Section 7.01(i), (ii) or (iii) which would become an Event of Default upon the Securities Administrator's failure to remedy the same after notice, the Trustee may, but need not if the Trustee deems it not in the Certificateholders' best interest, give notice thereof to the Securities Administrator; provided however that, without limiting any remedy as a result of such failure, the Trustee shall be required to give notice thereof to the Securities Administrator in the case of the failure by the Securities Administrator to observe or perform any of its covenants under Sections 3.03, 3.04, 3.05, 6.02 or 6.06(b) of this Agreement. For all purposes of this Agreement, in the absence of actual knowledge by a Responsible Officer of the Trustee, the Trustee shall not be deemed to have knowledge of any failure of the Securities Administrator as specified in Section 7.01(i), (ii) and (iii) or any Event of Default unless notified thereof in writing by the Securities Administrator or by a Certificateholder.

            Section 7.05 Trustee to Act; Appointment of Successor.

            When the Securities Administrator receives notice of termination pursuant to Section 7.01 or the Trustee receives the resignation of the Securities Administrator evidenced by an Opinion of Counsel pursuant to Section 6.04, the Trustee shall be the successor in all respects to the Securities Administrator in its capacity as securities administrator under this Agreement and the transactions set forth or provided for herein and shall have the rights and powers and be subject to all the responsibilities, duties and liabilities relating thereto placed on the Securities Administrator by the terms and provisions hereof and in its capacity as such successor shall have the same limitation of liability herein granted to the Securities Administrator. In the event that the Trustee is succeeding to the Securities Administrator as the Securities Administrator, as compensation therefor, the Trustee shall be entitled to receive monthly such portion of the Securities Administration Fee, together with such other securities administration compensation as is agreed to at such time by the Trustee and the Securities Administrator, but in no event more than 25% thereof until the date of final cessation of the Securities Administrator's securities administration activities hereunder. Notwithstanding the above, the Trustee may, if it shall be unwilling to so act, or shall, if it is unable to so act or to obtain a qualifying bid as described below, appoint, or petition a court of competent jurisdiction to appoint, any housing and home finance institution, bank or securities administration institution having a net worth of not less than $10,000,000 and meeting such other standards for a successor securities administrator as are set forth herein, as the successor to the Securities Administrator hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Securities Administrator hereunder; provided, however, that until such a successor securities administrator is appointed and has assumed the responsibilities, duties and liabilities of the Securities Administrator hereunder, the Trustee shall continue as the successor to the Securities Administrator as provided above. Upon cessation of the Securities Administrator's securities administration activities hereunder, the Trustee or any other successor securities administrator shall be entitled to compensation not exceed the compensation specified in Section 6.05 hereof, which amount shall include compensation for acting as paying agent. If the Securities Administrator and the Paying Agent are not the same party, the Securities Administrator shall pay the compensation of the Paying Agent. In the event the Trustee is required to solicit bids as provided above, the Trustee shall solicit, by public announcement, bids from housing and home finance institutions, banks and securities administration institutions meeting the qualifications set forth in the preceding sentence for the purchase of the securities administration functions. Such public announcement shall specify that the successor securities administrator shall be entitled to the full amount of the Securities Administration Fee as compensation together with the other securities administration compensation in the form of late reporting fees or otherwise as provided in Section 6.05, which amount shall include compensation for acting as paying agent. Within 30 days after any such public announcement, the Trustee shall negotiate and effect the sale, transfer and assignment of the securities administration rights and responsibilities hereunder to the qualified party submitting the highest qualifying bid. The Trustee shall deduct all costs and expenses of any public announcement and of any sale, transfer and assignment of the securities administration rights and responsibilities hereunder from any sum received by the Trustee from the successor to the Securities Administrator in respect of such sale, transfer and assignment. After such deductions, the remainder of such sum shall be paid by the Trustee to the Securities Administrator at the time of such sale, transfer and assignment to the Securities Administrator's successor. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. The Securities Administrator agrees to cooperate with the Trustee and any successor securities administrator in effecting the termination of the Securities Administrator's securities administration responsibilities and rights hereunder and shall promptly provide the Trustee or such successor securities administrator, as applicable, all documents and records reasonably requested by it to enable it to assume the Securities Administrator's function hereunder and shall promptly also transfer to the Trustee or such successor securities administrator, as applicable, all amounts which then have been or should have been deposited in the Certificate Account by the Securities Administrator or which are thereafter received by the Securities Administrator with respect to the Mortgage Certificates. Neither the Trustee nor any other successor securities administrator shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (i) the failure of the Securities Administrator to deliver, or any delay in delivering, cash, documents or records to it, or (ii) restrictions imposed by any regulatory authority having jurisdiction over the Securities Administrator. Notwithstanding anything to the contrary contained in Section 7.01 above or this Section 7.05, the Securities Administrator shall retain all of its rights and responsibilities hereunder, and no successor (including the Trustee) shall succeed thereto, if the assumption thereof by such successor would cause the rating assigned to any Certificates to be revoked, downgraded or placed on credit review status (other than for possible upgrading) by any Rating Agency and the retention thereof by the Securities Administrator would avert such revocation, downgrading or review.

            All costs associated with the appointment of a successor securities administrator, to the extent not deducted from any sum received by the Trustee from the successor securities administrator, shall be paid to the Person that incurred them by the predecessor securities administrator. Without limiting the predecessor securities administrator's obligation, if the predecessor securities administrator fails to pay such costs, such costs shall be reimbursed by the Trust.

            The predecessor Securities Administrator and successor Securities Administrator shall notify the Depositor and Trustee of any such appointment at least two Business Days prior to the effective date thereof and shall provide the Depositor and the Trustee with all information required by the Depositor to comply with its reporting obligation under Item 6.02 of Form 8-K not later than the effective date of such appointment and the successor Securities Administrator shall report such event on Form 8-K within four business days of the occurrence of such event.

            Section 7.06 Notification to Certificateholders.

            Upon any termination of the Securities Administrator or appointment of a successor securities administrator, in each case as provided herein, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register. The Trustee shall also, within 45 days after the occurrence of any Event of Default known to the Trustee, give written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register, unless such Event of Default shall have been cured or waived within said 45 day period.

                                  ARTICLE VIII

                             CONCERNING THE TRUSTEE

            Section 8.01 Duties of Trustee.

            The Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred (which has not been cured), the Trustee, subject to the provisions of Sections 7.01, 7.03, 7.04 and 7.05, shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

            The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee, which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they are in the form required by this Agreement; provided, however, that the Trustee shall not be responsible for the accuracy or content of any certificate, statement, instrument, report, notice or other document furnished by the Securities Administrator hereunder.

            No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:

            (i) Prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge and after the curing of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee, and conforming to the requirements of this Agreement;

            (ii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of holders of Certificates which evidence in the aggregate not less than 25% of the Voting Interest represented by all Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

            (iii) The Trustee shall not be liable for any error of judgment made in good faith by any of its Responsible Officers, unless it shall be proved that the Trustee or such Responsible Officer, as the case may be, was negligent in ascertaining the pertinent facts; and

            (iv) The Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Event of Default unless a Responsible Officer of the Trustee shall have received written notice or obtained actual knowledge thereof. In absence of such notice or actual knowledge, the Trustee may conclusively assume that there is no default or Event of Default.

            None of the provisions contained in this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if there is reasonable ground for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            Section 8.02 Certain Matters Affecting the Trustee.

            Except as otherwise provided in Section 8.01:

            (i) The Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the manner of obtaining consents and evidencing the authorization of the execution thereof shall be subject to such reasonable regulations as the Trustee may prescribe;

            (ii) The Trustee may consult with counsel, and any advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

            (iii) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) Subject to Section 7.04, the Trustee shall not be accountable, shall have no liability and makes no representation as to any acts or omissions hereunder of the Securities Administrator until such time as the Trustee may be required to act as Securities Administrator pursuant to
      Section 7.05 and thereupon only for the acts or omissions of the Trustee as successor Securities Administrator;

            (v) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of such agent or attorney appointed by any other party to this Agreement, including without limitation, the appointment of any custodian;

            (vi) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by the Agreement, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or herein (which in the case of Certificateholders representing in the aggregate not less than 66-2/3% of the aggregate Voting Interests will be deemed satisfied by a letter agreement with respect to such costs from such Certificateholders);

            (vii) The right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence of willful misconduct in the performance of such act; and

            (viii) The Trustee shall not be required to give any bond or surety in respect of the execution of the Trust Estate created hereby or the powers granted hereunder.

            Section 8.03 Trustee Not Required to Make Investigation.

            Prior to the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge hereunder and after the curing of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, Mortgage Certificate or other paper or document (provided the same appears regular on its face), unless requested in writing to do so by holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interest represented by all Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require indemnity reasonably satisfactory to the Trustee against such cost, expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by the Securities Administrator or, if paid by the Trustee shall be repaid by the Securities Administrator upon demand from the Securities Administrator's own funds.

            Section 8.04 Trustee Not Liable for Certificates or Mortgage Certificates.

            The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility as to the correctness of the same. The Trustee makes no representation for the correctness of the same. The Trustee makes no representation as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Certificate or related document. Subject to Section 2.03, the Trustee shall not be accountable for the use or application by the Depositor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Securities Administrator in respect of the Mortgage Certificates deposited in or withdrawn from the Certificate Account by the Securities Administrator or, in its capacity as trustee, for investment of any such amounts.

            Section 8.05 Trustee May Own Certificates.

            The Trustee, and any agent thereof, in its individual or any other capacity, may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee or such agent and may transact banking and/or trust business with the Depositor, the Securities Administrator or their Affiliates.

            Section 8.06 The Securities Administrator to Pay Fees and Expenses; Limitation on Liability.

            The Securities Administrator covenants and agrees to pay to the Trustee from time to time, from its own funds, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by it in the execution of the trusts hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee.

            In addition, except as otherwise agreed upon in writing by the Securities Administrator and the Trustee, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3), except for (i) any such expense, disbursement or advance arising from the Trustee's gross negligence, bad faith or willful misconduct and (ii) any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee hereunder or for any other expenses.

            The Trustee and any director, officer, employee or agent of the Trustee shall be entitled to indemnification by the Trust Estate and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a) incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties under this Agreement, unless the loss, liability or expense was incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties under this Agreement and (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the Securities Administrator.

            The obligations of the Trust Estate under this Section 8.06 shall survive the resignation and removal of the Trustee and payment of the Certificates.

            Section 8.07 Eligibility Requirements.

            The Trustee hereunder shall at all times (i) be a corporation or association having its principal office in a state and city acceptable to the Depositor, organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that its separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the Trust Indenture Act of 1939, (ii) be subject to supervision or examination by federal or state authority and (iii) have a credit rating or be otherwise acceptable to the Rating Agencies such that neither of the Rating Agencies would reduce their respective then current ratings of the Certificates (or have provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.08.

            Section 8.08 Resignation and Removal.

            The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice of resignation to the Securities Administrator, such resignation to be effective upon the appointment of a successor trustee. Upon receiving such notice of resignation, the Securities Administrator shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning entity and one copy to its successor. If no successor trustee shall have been appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

            If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.07 and shall fail to resign after written request for its resignation by the Securities Administrator, or if at any time the Trustee shall become incapable of acting, or an order for relief shall have been entered in any bankruptcy or insolvency proceeding with respect to such entity, or a receiver of such entity or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of the property or affairs of the Trustee for the purpose of rehabilitation, conversion or liquidation, or the Securities Administrator shall deem it necessary in order to change the situs of the Trust Estate for state tax reasons, then the Securities Administrator shall remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            In addition, if (a) the Trustee fails to comply with its obligations to deliver any assessment of servicing compliance or registered public accounting firm attestation reports required pursuant to Section 3.04 or (b) any Servicing Function Participant engaged by the Trustee fails to comply with its obligations to deliver any assessment of servicing compliance or registered public accounting firm attestation reports, the Securities Administrator, may, after consultation with the Depositor, remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

            The Holders of Certificates evidencing in the aggregate not less than 51% of the Voting Interests represented by all Certificates (except that any Certificate registered in the name of the Depositor, the Securities Administrator or any affiliate thereof will not be taken into account in determining whether the requisite Voting Interests has been obtained) may at any time remove the Trustee and appoint a successor by written instrument or instruments, in triplicate, signed by such holders or their attorneys-in-fact duly authorized, one complete set of which instruments shall be delivered to the Securities Administrator, one complete set of which shall be delivered to the entity or entities so removed and one complete set of which shall be delivered to the successor so appointed.

            Any resignation or removal of the Trustee and appointment of a successor pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor as provided in Section 8.09.

            Section 8.09 Successor.

            Any successor trustee appointed as provided in Section 8.08 shall execute, acknowledge and deliver to the Securities Administrator and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective, and such successor, without any further act, deed or reconveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee herein. The predecessor trustee shall deliver to its successor all documents and statements held by it hereunder, and the Depositor, the Securities Administrator and the predecessor entity shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

            If the predecessor trustee has resigned, or has been removed for cause, all costs associated with the appointment of a successor trustee shall be paid to the Person that incurred them by the predecessor trustee. Without limiting the predecessor trustee's obligation, if the predecessor trustee fails to pay such costs, such costs shall be reimbursed by the Trust; provided however, that if the predecessor trustee has been terminated without cause pursuant to Section 8.08, all reasonable expenses incurred in complying with this Section 8.09 shall be reimbursed by the Trust to the Person that incurred them.

            No successor shall accept appointment as provided in this Section unless at the time of such acceptance such successor shall be eligible under the provisions of Section 8.07.

            Upon acceptance of appointment by a successor as provided in this Section, the successor trustee shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.

            Section 8.10 Merger or Consolidation.

            Any Person into which the Trustee may be merged or converted or with which it may be consolidated, to which it may sell or transfer its corporate trust business and assets as a whole or substantially as a whole or any Person resulting from any merger, sale, transfer, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of such entity, shall be the successor of the Trustee hereunder; provided, however, that
(i) such Person shall be eligible under the provisions of Section 8.07, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding and (ii) the Trustee and such successor or surviving Person shall notify the Depositor and the Securities Administrator of any such merger, conversion or consolidation at least two Business Days prior to the effective date thereof and shall provide the Depositor and the Securities Administrator with all information required by the Depositor to comply with its reporting obligations under Item 6.02 of Form 8-K not later than the effective date of such merger, conversion or consolidation and the Securities Administrator shall report such event on Form 8-K within four business days of the occurrence of such event.

            Section 8.11 Authenticating Agent.

            The Trustee may appoint an Authenticating Agent, which shall be authorized to act on behalf of the Trustee in authenticating Certificates. Wherever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's countersignature, such reference shall be deemed to include authentication on behalf of the Trustee by the Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by the Authenticating Agent. The Authenticating Agent must be acceptable to the Depositor and the Securities Administrator and must be a corporation organized and doing business under the laws of the United States of America or of any state, having a principal office and place of business in a state and city acceptable to the Depositor and the Securities Administrator, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

            Any corporation into which the Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of the Authenticating Agent, shall be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

            The Authenticating Agent may at any time resign by giving at least 30 days' advance written notice of resignation to the Trustee, the Depositor and the Securities Administrator. Except with respect to Wells Fargo Bank, for so long as Wells Fargo Bank is acting as the Securities Administrator, the Trustee may at any time terminate the agency of the Authenticating Agent by giving written notice thereof to the Authenticating Agent, the Depositor and the Securities Administrator. Upon receiving a notice of resignation or upon such a termination, or in case at any time the Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 8.11, the Trustee promptly shall appoint a successor Authenticating Agent, which shall be acceptable to the Securities Administrator, and shall give written notice of such appointment to the Depositor, and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 8.11.

            The Authenticating Agent shall have no responsibility or liability for any action taken by it as such at the direction of the Trustee. Any reasonable compensation paid to the Authenticating Agent shall be payable by the Securities Administrator.

            Section 8.12 Separate Trustees and Co-Trustees.

            The Trustee shall have the power from time to time to appoint one or more persons or corporations to act either as co-trustees jointly with the Trustee, or as separate trustees, for the purpose of taking action outside the state where the Trustee has its principal place of business, where such separate trustee or co-trustee is necessary or advisable (or the Trustee is advised by the Securities Administrator that such separate trustee or co-trustee is necessary or advisable) for the purpose of conforming to any legal requirement, restriction or condition in any state in which a Mortgaged Property is located or in any state in which any portion of the Trust Estate is located. The Securities Administrator shall advise the Trustee when, in its good faith opinion, a separate trustee or co-trustee is necessary or advisable as aforesaid. The separate trustees or co-trustees so appointed shall be trustees for the benefit of all of the Certificateholders and shall have such powers, rights and remedies as shall be specified in the instrument of appointment; provided, however, that no such appointment shall, or shall be deemed to, constitute the appointee an agent of the Trustee. The Depositor and the Securities Administrator shall join in any such appointment, but such joining shall not be necessary for the effectiveness of such appointment.

            Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

            (i) all powers, duties, obligations and rights conferred upon the Trustee, in respect of the receipt, custody and payment of moneys shall be exercised solely by the Trustee;

            (ii) all other rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Securities Administrator hereunder) the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee;

            (iii) no separate trustee or co-trustee hereunder shall be personally liable by reason of any act or omission of any other separate trustee or co-trustee hereunder; and

            (iv) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee so appointed by it, if such resignation or removal does not violate the other terms of this Agreement.

            Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee, co-trustee, or custodian shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee, or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be furnished to the Trustee.

            Any separate trustee, co-trustee, or custodian may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee to the extent permitted by law, without the appointment of a new or successor trustee.

            No separate trustee or co-trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.07 hereunder and no notice to Certificateholders of the appointment thereof shall be required under Section 8.09 hereof.

            The Trustee agrees to instruct its co-trustees, if any, to the extent necessary to fulfill such entity's obligations hereunder.

            The fees of any co-trustee whose appointment is necessary or advisable for (i) conforming to any legal requirement, restriction or condition in any state in which any portion of the Trust Estate is located, will be paid by the Securities Administrator, without reimbursement from the Trust and (ii) any reason other than contemplated by clause (i), will be paid by the Trustee, without reimbursement from the Trust. Expenses will be reimbursable to the co-trustees to the extent, and in accordance with the standards, specified in
Section 8.06 hereof.

            Section 8.13 Tax Matters; Compliance with REMIC Provisions.

            (a) Each of the Trustee and the Securities Administrator covenants and agrees that it shall perform its duties hereunder in a manner consistent with the REMIC Provisions and shall not knowingly take any action or fail to take any other action that would (i) affect the determination of the Trust Estate's status as a REMIC; or (ii) cause the imposition of any federal, state or local income, prohibited transaction, contribution or other tax on either the REMIC or the Trust Estate. The Securities Administrator, or, in the case of any tax return or other action required by law to be performed directly by the Trustee, the Trustee, shall (i) prepare or cause to be prepared, timely cause to be signed by the Trustee and file or cause to be filed annual federal and applicable state and local income tax returns for the REMIC using a calendar year as the taxable year and the accrual method of accounting; (ii) in the first such federal tax return, make, or cause to be made, an election satisfying the requirements of the REMIC Provisions, on behalf of the Trust Estate, to treat the Trust Estate as a REMIC; (iii) prepare, execute and forward, or cause to be prepared, executed and forwarded, to the Certificateholders all information reports or tax returns required with respect to the Trust Estate, as and when required to be provided to the Certificateholders, and to the Internal Revenue Service and any other relevant governmental taxing authority in accordance with the REMIC Provisions and any other applicable federal, state or local laws, including without limitation information reports relating to "original issue discount" and "market discount" as defined in the Code based upon the issue prices, prepayment assumption and cash flows provided by the Depositor to the Securities Administrator and calculated on a monthly basis by using the issue prices of the Certificates; (iv) make available information necessary for the application of any tax imposed on transferors of residual interests to "disqualified organizations" (as defined in the REMIC Provisions); (v) file Form 8811 and apply for an Employee Identification Number with a Form SS-4 or any other permissible method and respond to inquiries by Certificateholders or their nominees concerning information returns, reports or tax returns; (vi) maintain such records relating to the REMIC, including but not limited to the income, expenses, other assets and liabilities of the REMIC, and the fair market value and adjusted basis of the property of the REMIC determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns or information reports; (vii) exercise reasonable care not to allow the creation of any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Class A-1, Class A-2, Class B-1 and Class B-2 Certificates and the Class A-R Certificate; (viii) exercise reasonable care not to allow the occurrence of any "prohibited transactions" within the meaning of Code Section 860F(a), unless the Securities Administrator shall have provided an Opinion of Counsel to the Trustee that such occurrence would not (a) result in a taxable gain, (b) otherwise subject either the REMIC or the Trust Estate to tax or (c) cause the Trust Estate to fail to qualify as a REMIC; (ix) exercise reasonable care not to allow the REMIC to receive income from the performance of services or from assets not permitted under the REMIC Provisions to be held by a REMIC; and (x) pay (on behalf of the REMIC) the amount of any federal income tax, including, without limitation, prohibited transaction taxes, taxes on net income from foreclosure property, and taxes on certain contributions to a REMIC after the Startup Day, imposed on the REMIC when and as the same shall be due and payable (but such obligation shall not prevent the Securities Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Securities Administrator from withholding or depositing payment of such tax, if permitted by law, pending the outcome of such proceedings). The Securities Administrator shall be entitled to be reimbursed pursuant to Section 3.02 for any taxes paid by it pursuant to clause (x) of the preceding sentence, except to the extent that such taxes are imposed as a result of the bad faith, willful misfeasance or gross negligence of the Securities Administrator in the performance of its obligations hereunder.

            In order to enable the Securities Administrator or the Trustee, as the case may be, to perform its duties as set forth above, the Depositor shall provide, or cause to be provided, to the Securities Administrator within ten days after the Closing Date all information or data that the Securities Administrator determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of each Class of Certificates and the Mortgage Certificates in the aggregate. Thereafter, the Depositor shall provide to the Securities Administrator or the Trustee, as the case may be, promptly upon request therefor, any such additional information or data that the Securities Administrator or the Trustee, as the case may be, may from time to time request in order to enable the Securities Administrator to perform its duties as set forth above. The Depositor hereby indemnifies the Securities Administrator or the Trustee, as the case may be, for any losses, liabilities, damages, claims or expenses of the Securities Administrator or the Trustee arising from any errors or miscalculations by the Securities Administrator or the Trustee pursuant to this Section that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Securities Administrator or the Trustee, as the case may be, on a timely basis. The Securities Administrator hereby indemnifies the Depositor and the Trustee for any losses, liabilities, damages, claims or expenses of the Depositor or the Trustee arising from the Securities Administrator's willful misfeasance, bad faith or gross negligence in preparing any of the federal, state and local tax returns of the REMIC as described above. In the event that the Trustee prepares any of the federal, state and local tax returns of the REMIC as described above, the Trustee hereby indemnifies the Depositor and the Securities Administrator for any losses, liabilities, damages, claims or expenses of the Depositor or the Securities Administrator arising from the Trustee's willful misfeasance, bad faith or negligence in connection with such preparation.

            (b) Notwithstanding anything in this Agreement to the contrary, each of the Securities Administrator and the Trustee shall pay from its own funds, without any right of reimbursement therefor, the amount of any costs, liabilities and expenses incurred by the Trust Estate (including, without limitation, any and all federal, state or local taxes, including taxes imposed on "prohibited transactions" within the meaning of the REMIC Provisions) if and to the extent that such costs, liabilities and expenses arise from a failure of the Securities Administrator or the Trustee, respectively, to perform its obligations under this Section 8.13.

            The Holder of the Residual Certificate is hereby designated as the "tax matters person" for the REMIC within the meaning of Treasury Regulations
Section 1.860F-4(d). The "tax matters person" shall have the same duties with respect to the REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. By its acceptance of the Residual Certificate, such Holder irrevocably appoints the Securities Administrator (and the Securities Administrator hereby agrees to act) as agent to perform all of the duties of the "tax matters person."

            Section 8.14 Indemnification of the Securities Administrator and Depositor by the Trustee.

            The Trustee shall indemnify and hold harmless the Securities Administrator and the Depositor and any director, officer or agent thereof against any loss, liability or expense, including reasonable attorney's fees, arising out of, in connection with or incurred by reason of willful misfeasance, bad faith or negligence in the performance of duties of the Trustee or by reason of reckless disregard of its obligation to deliver any information, report, certification, accountants' letter or other material required to comply with Regulation AB. Any payment pursuant to this Section made by the Trustee to the Securities Administrator or the Depositor shall be from such entity's own funds, without reimbursement therefor. The provisions of this Section 8.14 shall survive the termination of this Agreement.

            Notwithstanding anything in this Agreement to the contrary, in no event shall the Trustee be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits) resulting from the Trustee's nonperformance of its duties or obligations to deliver any information, report, certification, accountants' letter or other material required to comply with Regulation AB, even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

            Section 8.15 Trustee Errors and Omissions Policy.

            The Trustee shall maintain, at all times and at its own expense, a Trustee Errors and Omissions Policy, which policy shall have such terms and coverage amounts as are comparable to those of errors and omissions policies maintained by trustees generally.

            The Trustee Errors and Omissions Policy shall insure the Trustee, its successors and assigns, against any losses resulting from negligence, errors or omissions on the part of officers, employees or other persons acting on behalf of the Trustee in the performance of its duties as Trustee pursuant to this Agreement.

            The Trustee shall maintain in effect the Trustee Errors and Omissions Policy at all times and the Trustee Errors and Omissions Policy may not be canceled, permitted to lapse or otherwise terminated without thirty Business Days' prior written notice by registered mail to the Securities Administrator and the Depositor.

                                   ARTICLE IX

                                   TERMINATION

            Section 9.01 Termination upon Purchase by the Depositor or Distribution to Certificateholders.

            The respective obligations and responsibilities of the parties to this Agreement created hereby (other than the obligation of the Paying Agent to make certain payments after the Final Distribution Date to Certificateholders and the obligation of the Securities Administrator to send certain notices as hereinafter set forth and the tax reporting obligations under Sections 4.05 and
8.13 hereof) shall terminate upon the last action required to be taken by the Paying Agent on the Final Distribution Date pursuant to this Article IX following the final distribution to Certificateholders of all amounts required to be distributed pursuant to Article IV; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

            Upon receipt of notice of the final distribution on any Mortgage Certificate, the Securities Administrator shall, if so required by the Underlying Pooling and Agreement, surrender such Mortgage Certificate to the master servicer, paying agent or other appropriate entity for payment of the final distribution thereon.

            Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Paying Agent for payment of the final distribution and cancellation, shall be given promptly by the Paying Agent by letter to Certificateholders and the Trustee mailed not earlier than the 15th day of the month preceding the month of such final distribution and not later than the twentieth day of the month of such final distribution specifying (A) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the Corporate Trust Office of the Paying Agent therein designated, (B) the amount of any such final payment and (C) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made (except in the case of any Class A Certificate surrendered on a prior Distribution Date) pursuant to Section 4.01 only upon presentation and surrender of the Certificates at the Corporate Trust Office of the Paying Agent therein specified. Failure to give notice of termination as described herein shall not entitle a Certificateholder to any interest beyond the interest payable on the Final Distribution Date.

            Upon presentation and surrender of the Certificates, the Paying Agent shall distribute to Certificateholders on the Final Distribution Date in proportion to their respective Percentage Interests an amount equal to (i) as to the Classes of Class A Certificates, the respective Principal Balance together with any related Unpaid Interest Shortfall Amounts and one month's interest in an amount equal to the respective Interest Accrual Amount, (ii) as to the Classes of Class B Certificates, the respective Principal Balance together with any related Unpaid Interest Shortfall Amounts and one month's interest in an amount equal to the respective Interest Accrual Amount and (iii) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than amounts retained to meet claims) after application pursuant to clauses (i) and (ii) above and payment to the Securities Administrator of any amounts it is entitled as reimbursement or otherwise hereunder. Such distribution on the Final Distribution Date shall be in lieu of the distribution otherwise required to be made on such Distribution Date in respect of each Class of Certificates.

            In the event that all of the Certificateholders shall not surrender their Certificates for final payment and cancellation within three months following the Final Distribution Date, the Paying Agent shall on such date cause all funds, if any, in the Payment Account not distributed in final distribution to Certificateholders to be withdrawn therefrom and credited to the remaining Certificateholders by depositing such funds in a separate escrow account for the benefit of such Certificateholders. The Paying Agent shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within three months after the second notice all the Certificates shall not have been surrendered for cancellation, the Paying Agent may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such escrow account.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

            Section 10.01 Amendment.

            This Agreement may be amended from time to time by the Depositor, the Securities Administrator and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein or in the related Prospectus, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any federal tax on the Trust Estate or the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to conform the obligations of the parties under this Agreement, or to add obligations of the parties to this Agreement, if necessary, to comply with the requirements of Regulation AB, (v) to change the timing and/or nature of deposits into the Certificate Account provided that such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder,
(vi) to modify, eliminate or add to the provisions of Section 5.02 or any other provisions hereof restricting transfer of the Certificates, provided that the Depositor for purposes of Section 5.02 has determined in its sole discretion that any such modifications to this Agreement will neither adversely affect the rating on the Certificates nor give rise to a risk that the REMIC or any of the Certificateholders will be subject to a tax caused by a transfer to a non-permitted transferee, (vii) to make certain provisions with respect to the denominations of, and the manner of payments on, certain Classes of Certificates initially retained by the Depositor or an affiliate of the Depositor and (viii) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder. Notwithstanding the foregoing, any amendment pursuant to clause (v) or (viii) shall not be deemed to adversely affect in any material respect the interest of Certificateholders and no Opinion of Counsel to that effect shall be required if the person requesting the amendment instead obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

            This Agreement may also be amended from time to time by the Depositor, the Securities Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66-2/3% of the aggregate Voting Interests of each Class of Certificates affected thereby, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates of such Class; provided, however, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, payments received on Mortgage Certificates which are required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interest of the Holders of Certificates of any Class in a manner other than as described in clause (i) hereof without the consent of Holders of Certificates of such Class evidencing, as to such Class, Voting Interests aggregating not less than 66-2/3% or (iii) reduce the aforesaid percentage of Certificates of any Class the Holders of which are required to consent to any such amendment, without the consent of the Holders of all Certificates of such Class then outstanding.

            Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel to the effect that such amendment will not subject the REMIC to tax or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding.

            Promptly after the execution of any amendment requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance of such amendment to each Certificateholder.

            It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

            Section 10.02 Recordation of Agreement.

            This Agreement (or an abstract hereof, if acceptable to the applicable recording office) is subject to recordation in all appropriate public offices, such recordation to be effected by the Securities Administrator and at its expense on direction by the Trustee, but only upon direction accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

            For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 10.03 Limitation on Rights of Certificateholders.

            The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Estate, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Estate, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

            Except as otherwise expressly provided herein, no Certificateholder, solely by virtue of its status as a Certificateholder, shall have any right to vote or in any manner otherwise control the operation and management of the Trust Estate, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association, nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

            No Certificateholder, solely by virtue of its status as Certificateholder, shall have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as hereinbefore provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Interest represented by all Certificates shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing of any provision of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

            Section 10.04 Governing Law; Jurisdiction.

            This Agreement shall be construed in accordance with the laws of the State of New York (without regard to conflicts of laws principles), and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 10.05 Notices.

            Unless otherwise provided in this Agreement, all demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified or registered mail, return receipt requested or by facsimile (i) in the case of the Depositor, to Wells Fargo Asset Securities Corporation, 7430 New Technology Way, Frederick, Maryland 21703, Attention: Vice President, Structured Finance or such other address as may hereafter be furnished to the Securities Administrator and the Trustee in writing by the Depositor, (ii) in the case of the Securities Administrator, to Wells Fargo Bank, N.A., 9062 Old Annapolis Road, Columbia, Maryland 21045-1951, Attention: Corporate Trust Services-WFMBS 200 - ; facsimile: (410) 715-2380 or such other address as may hereafter be furnished to the Depositor and the Trustee in writing by the Securities Administrator and
(iii) in the case of the Trustee or the Paying Agent, to the Corporate Trust Office, or such other address as may hereafter be furnished to the Depositor and the Securities Administrator in writing by the Trustee or the Paying Agent. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice mailed or transmitted within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the addressee receives such notice; provided, however, that any demand, notice or communication to or upon the Depositor, the Securities Administrator or the Trustee shall not be effective until received.

            Section 10.06 Severability of Provisions.

            If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

            Section 10.07 Special Notices to Rating Agencies.

            (a) The Trustee shall give prompt notice to each Rating Agency of the occurrence of any of the following events of which a Responsible Officer has notice:

            (i) any amendment to this Agreement pursuant to Section 10.01;

            (ii) any assignment by the Securities Administrator of its rights and delegation of its duties pursuant to Section 6.06;

            (iii) any resignation of the Securities Administrator pursuant to
      Section 6.04;

            (iv) the occurrence of any of the Events of Default described in
      Section 7.01;

            (v) any notice of termination given to the Master Servicer pursuant to Section 7.01; or

            (vi) the appointment of any successor to the Securities Administrator pursuant to Section 7.05.

            (b) The Paying Agent shall give prompt notice to each Rating Agency of any sale or transfer of the Class B Certificates pursuant to Section 5.02 to an affiliate of the Depositor.

            (c) The Paying Agent shall give prompt notice to each Rating Agency of the making of a final payment pursuant to Section 9.01.

            (d) The Securities Administrator shall give prompt notice to each Rating Agency of the occurrence of any of the following events:

            (i) the resignation or removal of the Trustee pursuant to Section 8.08;

            (ii) the appointment of a successor trustee pursuant to Section 8.09; or

            (iii) the sale, transfer or other disposition in a single transaction of 50% or more of the equity interests in the Securities Administrator.

            (e) The Securities Administrator shall deliver to each Rating Agency or otherwise make available to each Rating Agency in a format acceptable to each Rating Agency:

            (i) reports prepared pursuant to Section 3.03 and 3.04; and

            (ii) the Distribution Date Statements and the Underlying Distribution Date Statements.

            Section 10.08 Covenant of Depositor.

            The Depositor shall not amend Article Third of its Certificate of Incorporation without the prior written consent of each Rating Agency rating the Certificates.

            Section 10.09 Recharacterization.

            The Parties intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Trust Estate pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Trust Estate. The Securities Administrator shall take all actions, including, without limitation, filing any Uniform Commercial Code continuation statements, as shall be necessary to perfect or maintain the perfection of such security interest.

            Section 10.10 Regulation AB Compliance; Intent of Parties; Reasonableness. The parties hereto acknowledge that interpretations of the requirements of Regulation AB may change over time, whether due to interpretive guidance provided by the Commission or its staff, consensus among participants in the asset-backed securities markets, advice of counsel, or otherwise, and agree to comply with requests made by the Depositor or the Securities Administrator in good faith for delivery of information under these provisions on the basis of evolving interpretations of Regulation AB. In connection with the Trust, the parties hereto shall cooperate fully with the Securities Administrator and the Depositor to deliver to the Securities Administrator and/or the Depositor, any and all statements, reports, certifications, records and any other information available to such party and reasonably necessary in the good faith determination of the Depositor or the Securities Administrator to permit the Depositor or the Securities Administrator to comply with the provisions of Regulation AB, together with such disclosures reasonably believed by the Depositor or the Securities Administrator to be necessary in order to effect such compliance.

                                   ARTICLE XI

                             TERMS FOR CERTIFICATES

            Section 11.01 Original Principal Balances of the Classes of Class A Certificates.

            As to the following Classes of Class A Certificates, the Principal Balance of such Class as of the Closing Date, as follows:

                                                 Original
                       Class                Principal Balance
                       -----                -----------------
              Class A-1                            $[            ]
              Class A-2                            $[            ]
              Class A-R                            $[            ]

            Section 11.02 Original Principal Balances of the Classes of Class B Certificates.

            As to the following Classes of Class B Certificate, the Principal Balance of such Class as of the Closing Date, is as follows:

                                                 Original
                       Class                Principal Balance
                       -----                -----------------
                       Class B-1             $[            ]
                       Class B-2             $[            ]

            Section 11.03 Closing Date.

            The Closing Date is [        ], 20  .

            Section 11.04 Single Certificate.

            A Single Certificate for the Class A-1 and Class A-2 Certificates represents a $25,000 Denomination. A Single Certificate for the Class B-1 and Class B-2 Certificates represents a $100,000 Denomination. A Single Certificate for the Residual Certificate represents a $100 Denomination.

            Section 11.05 Securities Administration Fee Rate.

            The rate used to calculate the Securities Administration Fee for each Mortgage Certificate shall be [ ]% per annum.

            IN WITNESS WHEREOF, the Depositor, the Securities Administrator and the Trustee have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                       WELLS FARGO ASSET SECURITIES
                                          CORPORATION
                                            as Depositor


                                       By:
                                           -------------------------------------
                                            Name:
                                            Title:


                                       WELLS FARGO BANK, N.A.
                                            as Securities Administrator


                                       By:
                                           -------------------------------------
                                            Name:
                                            Title:


                                       [_____________________]
                                          as Trustee


                                       By:
                                           -------------------------------------
                                            Name:
                                            Title:

STATE OF             )
                     ss.:
COUNTY OF            )

            On this th day of [ ], 20 , before me, a notary public in and for the State of [ ], personally appeared [ ], known to me who, being by me duly sworn, did depose and say that he resides at [ ]; that he is a [ ] of Wells Fargo Asset Securities Corporation, a Delaware corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of said corporation.



-------------------------
Notary Public

[NOTARIAL SEAL]

STATE OF             )
                     ss.:
COUNTY OF            )

            On this th day of [ ], 20 , before me, a notary public in and for the State of [ ], personally appeared [ ], known to me who, being by me duly sworn, did depose and say that she resides in [ ]; that she is a [ ] of Wells Fargo Bank, N.A., a national banking association, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of said association.



-------------------------
Notary Public
[NOTARIAL SEAL]

STATE OF             )
                     ss.:
COUNTY OF            )

            On this th day of [ ], 20 , before me, a notary public in and for the State of [ ], personally appeared [ ], known to me who, being by me duly sworn, did depose and say that s/he resides in [ ]; that s/he is a [ ] of [ ], a [ ], one of the parties that executed the foregoing instrument; and that s/he signed her/his name thereto by order of the Board of Directors of said association.



-------------------------
Notary Public
[NOTARIAL SEAL]

                                   EXHIBIT A-1
                     [FORM OF FACE OF CLASS A-1 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
   DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 20 - , CLASS A-1

          evidencing an interest in a Trust Estate consisting primarily of certain Mortgage Certificates (as defined in the
                      Agreement referred to herein) sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:  [______], 20

CUSIP No.: [__________]                First Distribution Date: [______], 20

ISIN No.: [__________]                 Denomination:  $

Percentage Interest evidenced          Final Scheduled Maturity Date:  [______],
by this Certificate: %                 20

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-1 Certificates with respect to a Trust Estate consisting of the Mortgage Certificates, formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Trust Agreement dated as of [______], 20 (the "Agreement"), among the Depositor, Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and [________], as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on each Distribution Date, commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the sum of the Class A Distribution Amount and Interest Distribution Amount required to be distributed to Holders of the Class A-1 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-1 Certificates applicable to each Distribution Date will be as set forth in the Agreement. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Interest Reductions allocated to the Class A-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                       Wells Fargo Bank, N.A.,
                                            Paying Agent


                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent


By
   ----------------------------------
   Authorized Officer

                                   EXHIBIT A-2
                     [FORM OF FACE OF CLASS A-2 CERTIFICATE]

  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE
   DEPOSITORY TRUST COMPANY TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE
       NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO
  ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN
                                INTEREST HEREIN.]

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 20 - , CLASS A-2

          evidencing an interest in a Trust Estate consisting primarily of certain Mortgage Certificates (as defined in the
                      Agreement referred to herein) sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                        Cut-Off Date:  [______], 20

CUSIP No.: [__________]                First Distribution Date: [______], 20

ISIN No.: [__________]                 Denomination:  $

Percentage Interest evidenced          Final Scheduled Maturity Date:  [______],
by this Certificate: %                 20

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class A-2 Certificates with respect to a Trust Estate consisting of the Mortgage Certificates, formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Trust Agreement dated as of [______], 20 (the "Agreement"), among the Depositor, Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and [_______], as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on each Distribution Date, commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the sum of the Class A Distribution Amount and Interest Distribution Amount required to be distributed to Holders of the Class A-2 Certificates on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-2 Certificates applicable to each Distribution Date will be as set forth in the Agreement. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Interest Reductions allocated to the Class A-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                       Wells Fargo Bank, N.A.,
                                            Paying Agent


                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent


By
   ----------------------------------
   Authorized Officer

                                   EXHIBIT A-R
                     [FORM OF FACE OF CLASS A-R CERTIFICATE]

FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS THE "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT" AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G(a)(2) AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"). A TRANSFEREE OF THIS CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS CERTIFICATE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFERABILITY, AS SET FORTH IN SECTION 5.02(d) OF THE AGREEMENT, AND SHALL BE REQUIRED TO FURNISH AN AFFIDAVIT TO THE TRANSFEROR AND THE SECURITIES ADMINISTRATOR TO THE EFFECT THAT, AMONG OTHER THINGS, IT IS NOT A DISQUALIFIED ORGANIZATION, AS SUCH TERM IS DEFINED IN CODE SECTION 860E(e)(5), AN AGENT (INCLUDING A BROKER, NOMINEE OR OTHER MIDDLEMAN) FOR A DISQUALIFIED ORGANIZATION OR A NON-PERMITTED FOREIGN HOLDER, AS DEFINED IN SECTION 5.02(d) OF THE AGREEMENT AND TO HAVE AGREED TO SUCH AMENDMENTS TO THE AGREEMENT AS MAY BE REQUIRED TO FURTHER EFFECTUATE THE RESTRICTIONS ON TRANSFERS TO DISQUALIFIED ORGANIZATIONS, AGENTS THEREOF OR NON-PERMITTED FOREIGN HOLDERS.

THE HOLDER OF THIS CLASS A-R CERTIFICATE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE AGREED TO THE DESIGNATION OF THE SECURITIES ADMINISTRATOR AS ITS AGENT TO ACT AS "TAX MATTERS PERSON" OF THE REMIC TO PERFORM THE FUNCTIONS OF A "TAX MATTERS PARTNER" FOR PURPOSES OF SUBCHAPTER C OF CHAPTER 63 OF SUBTITLE F OF THE CODE, OR, IF SO REQUESTED BY THE SECURITIES ADMINISTRATOR, TO ACT AS TAX MATTERS PERSON OF THE REMIC.

THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON WHICH IS AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE CODE OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR ANY PERSON ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN.

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 20 - , CLASS A-R

          evidencing an interest in a Trust Estate consisting primarily of certain Mortgage Certificates (as defined in the
                      Agreement referred to herein) sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                  Cut-Off Date:  [______], 20

CUSIP No.: [_________]           First Distribution Date:  [______], 20

ISIN No.: [_________]            Denomination: $

Percentage Interest evidenced
by this Certificate: %           Final Scheduled Maturity Date:  [______], 20

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holder of the Class A-R Certificate with respect to a Trust Estate consisting of the Mortgage Certificates, formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Trust Agreement dated as of [______], 20 (the "Agreement"), among the Depositor, Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and [_________], as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on each Distribution Date, commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the sum of the Class A Distribution Amount and Interest Distribution Amount required to be distributed to the Holder of the Class A-R Certificate on such Distribution Date, subject to adjustment in certain events as specified in the Agreement. Distributions in reduction of the Principal Balance of certain Classes of Class A Certificates may not commence on the first Distribution Date specified above. Distributions of principal will be allocated among the Classes of Class A Certificates in accordance with the provisions of the Agreement. The pass-through rate on the Class A-R Certificate applicable to each Distribution Date will be as set forth in the Agreement. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Interest Reductions allocated to the Class A-R Certificate, as described in the Agreement.

            Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution on this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                       Wells Fargo Bank, N.A.,
                                            Paying Agent


                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent


By
   ----------------------------------
   Authorized Officer

                                   EXHIBIT B-1
                     [FORM OF FACE OF CLASS B-1 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 20 - , CLASS B-1

          evidencing an interest in a Trust Estate consisting primarily of certain Mortgage Certificates (as defined in the
                      Agreement referred to herein) sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:  [______], 20

CUSIP No.: [_________]              First Distribution Date: [______], 20

ISIN No.: [__________]              Denomination:  $

Percentage Interest evidenced       Final Scheduled Maturity Date:  [______], 20
by this Certificate: %

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-1 Certificates with respect to a Trust Estate consisting of the Mortgage Certificates, formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Trust Agreement dated as of [______], 20 (the "Agreement"), among the Depositor, Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and [__________], as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on each Distribution Date, commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates as specified in the Agreement, any Class B Distribution Amount and Interest Distribution Amount required to be distributed to Holders of the Class B-1 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-1 Certificates applicable to each Distribution Date will be as set forth in the Agreement. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Interest Reductions allocated to the Class B-1 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

            No transfer of a Class B-1 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, the transferee will be required to execute an investment letter in the form described in the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Securities Administrator, and any Paying Agent against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Securities Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Securities Administrator and the Depositor with respect to certain matters and (b) such other documentation as the Depositor or the Securities Administrator may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                       Wells Fargo Bank, N.A.,
                                            Paying Agent


                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent


By
   ----------------------------------
   Authorized Officer

                                   EXHIBIT B-2
                     [FORM OF FACE OF CLASS B-2 CERTIFICATE]

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE CLASS B-1 CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED UNLESS IT IS REGISTERED PURSUANT TO SUCH ACT AND LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS WHICH ARE EXEMPT FROM REGISTRATION UNDER SUCH ACT AND UNDER APPLICABLE STATE LAW AND IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.02 OF THE AGREEMENT REFERRED TO HEREIN.

EXCEPT AS PROVIDED IN SECTION 5.02(C) OF THE AGREEMENT REFERRED TO HEREIN, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR TRANSFERRED TO ANY PERSON THAT HAS NOT DELIVERED A REPRESENTATION LETTER STATING EITHER (A) THAT THE TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN, AS DEFINED IN SECTION 3(32) OF ERISA, SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), AND IS NOT ACTING ON BEHALF OF OR INVESTING THE ASSETS OF A PLAN OR (B) SUBJECT TO CERTAIN CONDITIONS SET FORTH IN THE AGREEMENT, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT."

                        MORTGAGE PASS-THROUGH CERTIFICATE
                             SERIES 20 - , CLASS B-2

          evidencing an interest in a Trust Estate consisting primarily of certain Mortgage Certificates (as defined in the
                      Agreement referred to herein) sold by

                    WELLS FARGO ASSET SECURITIES CORPORATION
               (Not an interest in or obligation of the Depositor)

            THIS CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES, AND IS NOT INSURED OR GUARANTEED BY THE DEPOSITOR, THE SECURITIES ADMINISTRATOR, THE TRUSTEE OR ANY OF THEIR AFFILIATES, OR BY ANY GOVERNMENT AGENCY OR PRIVATE INSURER.

            DISTRIBUTIONS IN REDUCTION OF THE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE MADE IN THE MANNER DESCRIBED IN THE AGREEMENT. ACCORDINGLY, THE OUTSTANDING PRINCIPAL BALANCE OF THIS CERTIFICATE AT ANY TIME MAY BE LESS THAN THE INITIAL PRINCIPAL BALANCE REPRESENTED HEREBY.

Certificate No.                     Cut-Off Date:  [______], 20

CUSIP No.: [_________]              First Distribution Date: [______], 20

ISIN No.: [__________]              Denomination:  $

Percentage Interest evidenced       Final Scheduled Maturity Date:  [______], 20
by this Certificate: %

            THIS CERTIFIES THAT ___________________________ is the registered owner of the Percentage Interest evidenced by this Certificate in monthly distributions to the Holders of the Class B-2 Certificates with respect to a Trust Estate consisting of the Mortgage Certificates, formed by Wells Fargo Asset Securities Corporation (hereinafter called the "Depositor," which term includes any successor entity under the Agreement referred to below). The Trust Estate was created pursuant to a Trust Agreement dated as of [______], 20 (the "Agreement"), among the Depositor, Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator"), and [__________], as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereinafter. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to such terms in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

            Pursuant to the terms of the Agreement, a distribution will be made on each Distribution Date, commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Record Date, in an amount equal to the product of the Percentage Interest evidenced by this Certificate and, subject to the prior rights of the Class A Certificates and each Class of Class B Certificates bearing a lower numerical designation as specified in the Agreement, any Class B Distribution Amount and Interest Distribution Amount required to be distributed to Holders of the Class B-2 Certificates on such Distribution Date, subject to adjustment, in certain events, as specified in the Agreement. The pass-through rate on the Class B-2 Certificates applicable to each Distribution Date will be as set forth in the Agreement. The amount of interest which accrues on this Certificate in any month will be subject to reduction with respect to any Interest Reductions allocated to the Class B-2 Certificates, as described in the Agreement.

            Distributions on this Certificate will be made by the Paying Agent by check mailed to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register, unless such Person has notified the Paying Agent pursuant to the Agreement that such payments are to be made by wire transfer of immediately available funds. Notwithstanding the above, the final distribution in reduction of the Principal Balance of this Certificate will be made after due notice of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency of the Paying Agent specified for that purpose in the notice of final distribution.

            No transfer of a Class B-2 Certificate will be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended, and any applicable state securities laws or is made in accordance with said Act and laws. In the event that such a transfer is desired to be made by the Holder hereof, the transferee will be required to execute an investment letter in the form described in the Agreement. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor, the Securities Administrator, and any Paying Agent against any liability that may result if the transfer is not so exempt or is not made in accordance with such Federal and state laws. In connection with any such transfer, the Securities Administrator will also require (i) a representation letter, in the form as described in the Agreement, stating either (a) that the transferee is not a Plan and is not acting on behalf of a Plan or using the assets of a Plan to effect such purchase or (b) subject to certain conditions described in the Agreement, that the source of funds used to purchase this Certificate is an "insurance company general account," or (ii) if such transferee is a Plan, (a) an opinion of counsel acceptable to and in form and substance satisfactory to the Securities Administrator and the Depositor with respect to certain matters and (b) such other documentation as the Depositor or the Securities Administrator may require, as described in the Agreement.

            Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

            This Certificate constitutes a "regular interest" in a "real estate mortgage investment conduit" as those terms are defined in Section 860G(a)(1) and Section 860D, respectively, of the Internal Revenue Code of 1986, as amended.

            Unless this Certificate has been countersigned by an authorized officer of the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

            IN WITNESS WHEREOF, the Paying Agent has caused this Certificate to be duly executed as of the date set forth below.

Dated:

                                       Wells Fargo Bank, N.A.,
                                            Paying Agent


                                       By
                                         ---------------------------------------
                                            Authorized Officer

Countersigned:

Wells Fargo Bank, N.A.,
  Authenticating Agent


By
   ----------------------------------
   Authorized Officer

                                    EXHIBIT C

                  [Form of Reverse of Series 20 - Certificates]

                    WELLS FARGO ASSET SECURITIES CORPORATION
                       MORTGAGE PASS-THROUGH CERTIFICATES
                                   SERIES 20 -

            This Certificate is one of a duly authorized issue of Certificates issued in several Classes designated as Mortgage Pass-Through Certificates of the Series specified hereon (herein collectively called the "Certificates").

            The Certificates are limited in right of payment to certain amounts of principal and interest distributed to the Mortgage Certificates, as more specifically set forth herein and in the Agreement.

            As provided in the Agreement, withdrawals from the Certificate Account created for the benefit of Certificateholders may be made by the Securities Administrator from time to time for purposes other than distributions to Certificateholders.

            The Agreement permits, with certain exceptions therein provided, the amendment of the Agreement and the modification of the rights and obligations of the Depositor, the Securities Administrator and the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Securities Administrator and the Trustee with the consent of the Holders of Certificates evidencing in the aggregate not less than 66 2/3% of the Voting Interests of each Class of Certificates affected thereby. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon the Certificate. The Agreement also permits the amendment thereof in certain circumstances without the consent of the Holders of any of the Certificates.

            As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Certificate Registrar, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Certificate Registrar, duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest will be issued to the designated transferee or transferees.

            The Certificates are issuable only as registered Certificates without coupons in Classes and Denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of authorized Denominations evidencing the same Class and aggregate Percentage Interest, as requested by the Holder surrendering the same.

            No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

            The Depositor, the Securities Administrator, the Trustee, the Paying Agent and the Certificate Registrar, and any agent of the Depositor, the Securities Administrator, the Trustee, the Paying Agent or the Certificate Registrar, may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Securities Administrator, the Trustee, the Certificate Registrar nor any such agent shall be affected by notice to the contrary. The obligations created by the Agreement in respect of the Certificates and the Trust Estate created thereby shall terminate upon the last action required to be taken by the Paying Agent on the Final Distribution Date pursuant to the Agreement following the final distribution to Certificateholders of all amounts required to be distributed pursuant to Article IV of the Agreement; provided, however, that the Trust Estate will in no event continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date of the Agreement.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s)
unto
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    (Please print or typewrite name and address including postal zip code of assignee)

the beneficial interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Estate.

            I (We) further direct the Certificate Registrar to issue a new Certificate of a like Denomination or Percentage Interest and Class, to the above named assignee and deliver such Certificate to the following address:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Social Security or other Identifying Number of Assignee:

Dated:

                                       -----------------------------------------
                                         Signature by or on behalf of assignor

                                       -----------------------------------------
                                                 Signature Guaranteed

                            DISTRIBUTION INSTRUCTIONS

            The assignee should include the following for purposes of distribution:

            Distributions shall be made by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of _______________________________________________ account number _____________, or, if mailed by check, to________________________________
_______________________. Applicable statements should be mailed to _____________


            This information is provided by ______________________, the assignee named above, or ___________________________________, as its agent.

                                    EXHIBIT D

                          Mortgage Certificate Schedule

                                                                  Principal Balance      Underlying Pooling and
           Class             Series            Issuance Date      as of [_____], 20        Servicing Agreement
----------------------- ----------------- -------------------- ----------------------- ----------------------------
1.
2.
3.

                                    EXHIBIT E

                                                   AFFIDAVIT PURSUANT TO SECTION
                                              860E(e)(4) OF THE INTERNAL REVENUE
                                               CODE OF 1986, AS AMENDED, AND FOR
                                                             NON-ERISA INVESTORS


STATE OF                )
                        )  ss.:
COUNTY OF               )

            [NAME OF OFFICER], being first duly sworn, deposes and says:

            1. That he is [Title of Officer] of [Name of Purchaser] (the "Purchaser"), a [description of type of entity] duly organized and existing under the laws of the [State of ] [United States], on behalf of which he makes this affidavit.

            2. That the Purchaser's Taxpayer Identification Number is [______________].

            3. That the Purchaser is not a "disqualified organization" within the meaning of Section 860E(e)(5),of the Internal Revenue Code of 1986, as amended (the "Code"), or an ERISA Prohibited Holder, and will not be a "disqualified organization" or an ERISA Prohibited Holder, as of [date of transfer], and that the Purchaser is not acquiring Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 20 - , Class A-R Certificate (the "Residual Certificate") for the account of, or as agent (including a broker, nominee, or other middleman) for, any person or entity from which it has not received an affidavit substantially in the form of this affidavit. For these purposes, a "disqualified organization" means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than an instrumentality if all of its activities are subject to tax and a majority of its board of directors is not selected by such governmental entity), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas as described in Code
Section 1381(a)(2)(C), or any organization (other than a farmers' cooperative described in Code Section 521) that is exempt from taxation under the Code unless such organization is subject to the tax on unrelated business income imposed by Code Section 511. For these purposes, an "ERISA Prohibited Holder" means an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Code Section 4975 or a governmental plan, as defined in Section 3(32) of ERISA, subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan") or a Person acting on behalf of or investing the assets of such a Plan.

            4. That the Purchaser historically has paid its debts as they have come due and intends to pay its debts as they come due in the future and the Purchaser intends to pay taxes associated with holding the Residual Certificate as they become due.

            5. That the Purchaser understands that it may incur tax liabilities with respect to the Residual Certificate in excess of cash flows generated by the Residual Certificate.

            6. That the Purchaser will not transfer the Residual Certificate to any person or entity from which the Purchaser has not received an affidavit substantially in the form of this affidavit and as to which the Purchaser has actual knowledge that the requirements set forth in paragraph 3, 4 or 10 hereof are not satisfied or that the Purchaser has reason to know does not satisfy the requirements set forth in paragraph 4 hereof.

            7. That the Purchaser is aware that the Residual Certificate may be a "noneconomic residual interest" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

            8. That the Purchaser will not cause income from the Residual Certificate to be attributable to a foreign permanent establishment or fixed base, within the meaning of an applicable income tax treaty, of the Purchaser or any other person.

            9. That, if the Purchaser is purchasing the Residual Certificate in a transfer intended to meet the safe harbor provisions of Treasury Regulations Sections 1.860E-1(c), the Purchaser has completed and attached Attachment A hereto.

            10. That the Purchaser (i) is a U.S. Person or (ii) is a person other than a U.S. Person (a "Non-U.S. Person") that holds the Residual Certificate in connection with the conduct of a trade or business within the United States and has furnished the transferor and the Trustee with an effective Internal Revenue Service Form W-8ECI or successor form at the time and in the manner required by the Code or (iii) is a Non-U.S. Person that has delivered to both the transferor and the Trustee an opinion of a nationally recognized tax counsel to the effect that the transfer of the Residual Certificate to it is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of the Residual Certificate will not be disregarded for federal income tax purposes. "U.S. Person" means a citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

            11. That the Purchaser agrees to such amendments of the Trust Agreement as may be required to further effectuate the restrictions on transfer of the Residual Certificate to such a "disqualified organization," an agent thereof, an ERISA Prohibited Holder or a person that does not satisfy the requirements of paragraph 4, paragraph 5 and paragraph 10 hereof.

            12. That the Purchaser consents to the designation of the Securities Administrator as its agent to act as "tax matters person" of the REMIC pursuant to Section 8.13 of the Trust Agreement, and if such designation is not permitted by the Code and applicable law, to act as tax matters person if requested to do so.

            IN WITNESS WHEREOF, the Purchaser has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] this ___ day of , 20__.

                                        [NAME OF PURCHASER]


                                       By:
                                          --------------------------------------
                                          [Name of Officer]
                                          [Title of Officer]

            Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer], of the Purchaser, and acknowledged to me that he [she] executed the same as his [her] free act and deed and the free act and deed of the Purchaser.

            Subscribed and sworn before me this __ day of ___________, 20__.




Notary Public

COUNTY OF____________________

STATE OF_____________________

My commission expires the __ day of __________, 20__.

                                  ATTACHMENT A

                                       to

 AFFIDAVIT PURSUANT TO SECTION 860E(e)(4) OF THE INTERNAL REVENUE CODE OF 1986,
                     AS AMENDED, AND FOR NON-ERISA INVESTORS



Check the appropriate box:

[_] The consideration paid to the Purchaser to acquire the Residual Certificate equals or exceeds the excess of (a) the present value of the anticipated tax liabilities over (b) the present value of the anticipated savings associated with holding such Certificate, in each case calculated in accordance with U.S. Treasury Regulations Sections 1.860E-1(c)(7) and
      (8), computing present values using a discount rate equal to the short-term Federal rate prescribed by Section 1274(d) of the Code and the compounding period used by the Purchaser.

                                       OR

[_] The transfer of the Residual Certificate complies with U.S. Treasury Regulations Sections 1.860E-1(c)(5) and (6) and, accordingly:

      (i) the Purchaser is an "eligible corporation," as defined in U.S. Treasury Regulations Section 1.860E-1(c)(6)(i), as to which income from Residual Certificate will only be taxed in the United States;

      (ii) at the time of the transfer, and at the close of the Purchaser's two fiscal years preceding the year of the transfer, the Purchaser had gross assets for financial reporting purposes (excluding any obligation of a person related to the Purchaser within the meaning of U.S. Treasury Regulations Section 1.860E-1(c)(6)(ii)) in excess of $100 million and net assets in excess of $10 million;

      (iii) the Purchaser will transfer the Residual Certificate only to another "eligible corporation," as defined in U.S. Treasury Regulations
            Section 1.860E-1(c)(6)(i), in a transaction that satisfies the requirements of Sections 1.860E-1(c)(4)(i), (ii) and (iii) and
            Section 1.860E-1(c)(5) of the U.S. Treasury Regulations;

      (iv) the Purchaser has determined the consideration paid to it to acquire the Residual Certificate based on reasonable market assumptions (including, but not limited to, borrowing and investment rates, prepayment and loss assumptions, expense and reinvestment assumptions, tax rates and other factors specific to the Purchaser) that it has determined in good faith; and

      (v) in the event of any transfer of the Residual Certificate by the Purchaser, the Purchaser will require its transferee to complete a representation in the form of this Attachment A as a condition of the transferee's purchase of the Residual Certificate.

                                    EXHIBIT F

                 Letter from Transferor of Residual Certificate

                                     [Date]

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attn: Corporate Trust Services- WFMBS 20 -

        Re:   Wells Fargo Asset Securities Corporation,
              Series 20 -  , Class A-R

Ladies and Gentlemen:

            [Transferor] has reviewed the attached affidavit of [Transferee], and has no actual knowledge that such affidavit is not true and has no reason to know that the information contained in paragraph 4 thereof is not true.

                                       Very truly yours,

                                       [Transferor]



                                       ----------------------

                                    EXHIBIT G

                    WELLS FARGO ASSET SECURITIES CORPORATION

                       MORTGAGE PASS-THROUGH CERTIFICATES
                                   SERIES 20 -
                          CLASS [B-1][B-2] CERTIFICATES

                               TRANSFEREE'S LETTER

                                                      ----------------- --, ----

Wells Fargo Bank, N.A.
9062 Old Annapolis Road
Columbia, Maryland 21045-1951
Attn: Corporate Trust Services WFMBS 20 -

Wells Fargo Asset Securities Corporation
7430 New Technology Way
Frederick, Maryland 21703

            The undersigned (the "Purchaser") proposes to purchase Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 20 - , Class [B-1][B-2] Certificates (the "Class [B-1][B-2] Certificates") in the principal amount of $___________. In doing so, the Purchaser hereby acknowledges and agrees as follows:

            Section 1. Definitions. Each capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to it in the Trust Agreement, dated as of [______], 20 (the "Trust Agreement") among Wells Fargo Asset Securities Corporation, as depositor (the "Depositor"), Wells Fargo Bank, N.A., as securities administrator (the "Securities Administrator") and [_____________], as trustee (the "Trustee"), of Wells Fargo Asset Securities Corporation Mortgage Pass-Through Certificates, Series 20 - .

            Section 2. Representations and Warranties of the Purchaser. In connection with the proposed transfer, the Purchaser represents and warrants to the Depositor, the Securities Administrator and the Trustee that:

            (a) The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction in which the Purchaser is organized, is authorized to invest in the Class [B-1][B-2] Certificates, and to enter into this Agreement, and duly executed and delivered this Agreement.

            (b) The Purchaser is acquiring the Class [B-1][B-2] Certificates for its own account as principal and not with a view to the distribution thereof, in whole or in part.

            [(c) The Purchaser has knowledge of financial and business matters and is capable of evaluating the merits and risks of an investment in the Class [B-1][B-2] Certificates; the Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Purchaser is able to bear the economic risk of an investment in the Class [B-1][B-2] Certificates and can afford a complete loss of such investment.]

            [(c)__The Purchaser is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act.]

            (d) The Purchaser confirms that (a) it has received and reviewed a copy of the Private Placement Memorandum dated [_____], 20 , relating to the Class [B-1][B-2] Certificates and reviewed, to the extent it deemed appropriate, the documents attached thereto or incorporated by reference therein, (b) it has had the opportunity to ask questions of, and receive answers from the Depositor concerning the Class [B-1][B-2] Certificates and all matters relating thereto, and obtain any additional information (including documents) relevant to its decision to purchase the Class [B-1][B-2] Certificates that the Depositor possesses or can possess without unreasonable effort or expense and (c) it has undertaken its own independent analysis of the investment in the Class [B-1][B-2] Certificates. The Purchaser will not use or disclose any information it receives in connection with its purchase of the Class [B-1][B-2] Certificates other than in connection with a subsequent sale of Class [B-1][B-2] Certificates.

            (e) Either (i) the Purchaser is not an employee benefit plan or other retirement arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended, ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan, as defined in Section 3(32) of ERISA subject to any federal, state or local law ("Similar Law") which is, to a material extent, similar to the foregoing provisions of ERISA or the Code (collectively, a "Plan"), an agent acting on behalf of a Plan, or a person utilizing the assets of a Plan or (ii) if the Purchaser is an insurance company, (A) the source of funds used to purchase the Class [B-1][B-2] Certificate is an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995), (B) there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and
(C) the purchase and holding of such Class [B-1][B-2] Certificates are covered by Sections I and III of PTE 95-60 or (iii) the Purchaser has provided (a) a "Benefit Plan Opinion" satisfactory to the Depositor and the Securities Administrator of the Trust Estate and (b) such other opinions of counsel, officers' certificates and agreements as the Depositor or the Securities Administrator may have required. A Benefit Plan Opinion is an opinion of counsel to the effect that the proposed transfer will not constitute or result in a non-exempt prohibited transaction within the meaning of ERISA, Section 4975 of the Code or Similar Law and will not subject the Depositor or the Securities Administrator to any obligation in addition to those undertaken in the Trust Agreement (including any liability for civil penalties or excise taxes imposed pursuant to ERISA, Section 4975 of the Code or Similar Law).

            (f) If the Purchaser is a depository institution subject to the jurisdiction of the Office of the Comptroller of the Currency ("OCC"), the Board of Governors of the Federal Reserve System ("FRB"), the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS") or the National Credit Union Administration ("NCUA"), the Purchaser has reviewed the "Supervisory Policy Statement on Securities Activities" dated January 28, 1992 of the Federal Financial Institutions Examination Council and the April 15, 1994 Interim Revision thereto as adopted by the OCC, FRB, FDIC, OTS and NCUA (with modifications as applicable), as appropriate, other applicable investment authority, rules, supervisory policies and guidelines of these agencies and, to the extent appropriate, state banking authorities and has concluded that its purchase of the Class [B-1][B-2] Certificates is in compliance therewith.

            Section 3. Transfer of Class [B-1][B-2] Certificates.

            (a) The Purchaser understands that the Class [B-1][B-2] Certificates have not been registered under the Securities Act of 1933 (the "Act") or any state securities laws and that no transfer may be made unless the Class [B-1][B-2] Certificates are registered under the Act and applicable state law or unless an exemption from registration is available. The Purchaser further understands that neither the Depositor nor the Securities Administrator is under any obligation to register the Class [B-1][B-2] Certificates or make an exemption available. In the event that such a transfer is to be made in reliance upon an exemption from the Act or applicable state securities laws, (i) the Securities Administrator shall require, in order to assure compliance with such laws, that the Certificateholder's prospective transferee certify to the Depositor and the Securities Administrator as to the factual basis for the registration or qualification exemption relied upon, and (ii) unless the transferee is a "Qualified Institutional Buyer" within the meaning of Rule 144A of the Act, the Securities Administrator or the Depositor may, if such transfer is made within three years from the later of (a) the Closing Date or (b) the last date on which the Depositor or any affiliate thereof was a holder of the Certificates proposed to be transferred, require an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Act and state securities laws, which Opinion of Counsel shall not be an expense of the Securities Administrator or the Depositor. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Securities Administrator, any Paying Agent and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

            (b) No transfer of a Class [B-1][B-2] Certificate shall be made unless the transferee provides the Depositor and the Securities Administrator with a Transferee's Letter, substantially in the form of this Agreement.

            (c) The Purchaser acknowledges that its Class [B-1][B-2] Certificates bear a legend setting forth the applicable restrictions on transfer.

            IN WITNESS WHEREOF, the undersigned has caused this Agreement to be validly executed by its duly authorized representative as of the day and the year first above written.

                                       [PURCHASER]

                                       By:
                                           -------------------------------------



                                       Its:
                                            ------------------------------------

                                   EXHIBIT H-1

                      FORM OF SARBANES-OXLEY CERTIFICATION

                    Wells Fargo Asset Securities Corporation
                       Mortgage Pass-Through Certificates,
                                   Series 20 -

            I, [________], certify that:

            1. I have reviewed this report on Form 10-K and all reports on Form 10-D required to be filed in respect of the period covered by this report on Form 10-K of the Wells Fargo Asset Securities Corporation, Mortgage Pass-Through Certificates, Series 20 - Trust (the "Exchange Act Periodic Reports");

            2. Based on my knowledge, the Exchange Act Periodic Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

            3. Based on my knowledge, all of the distribution, servicing and other information required to be provided under Form 10-D for the period covered by this report is included in the Exchange Act Periodic Reports;

            4. I am responsible for reviewing the activities performed by the Depositor and based upon my knowledge and the compliance review conducted in preparing the servicer compliance statement required in this report under Item 1123 of Regulation AB, and except as disclosed in the Exchange Act Periodic Reports, the Depositor has fulfilled its obligations under the trust agreement, dated [______], 20 , among Wells Fargo Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as securities administrator, and [__________], as trustee, in all material respects; and

            5. All of the reports on assessment of compliance with the servicing criteria for asset-backed securities and their related attestation reports on assessment of compliance with servicing criteria for asset-backed securities required to be included in this report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 have been included as an exhibit to this report, except as otherwise disclosed in this report. Any material instances of noncompliance described in such reports have been disclosed in this report on Form 10-K.


Date: [_____]

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:
                                          (Senior Officer in Charge of
                                          Securitization of Wells Fargo Asset
                                          Securities Corporation)

                                   EXHIBIT H-2


   Form of Certification to be Provided by the Securities Administrator to the
                                    Depositor

                    WELLS FARGO ASSET SECURITIES CORPORATION,
                 MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 20 -

            I, [identify the certifying individual], certify to Wells Fargo Asset Securities Corporation and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1. I have reviewed the annual report on Form 10-K for the fiscal year [___] (the "Annual Report"), and all reports on Form 10-D required to be filed in respect of period covered by the Annual Report (collectively with the Annual Report, the "Reports"), of the Trust;

2. To my knowledge, the Reports, taken as a whole, do not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Annual Report;

3. To my knowledge, the distribution information required to be provided by the Securities Administrator under the trust agreement (the "Trust Agreement"), dated [ ], 20 , among Wells Fargo Asset Securities Corporation, as depositor, Wells Fargo Bank N.A., as securities administrator, and [_____________], as trustee, for inclusion in the Reports is included in the Reports;

4. I am responsible for reviewing the activities performed by the Securities Administrator under the Trust Agreement, and based on my knowledge and the compliance review conducted in preparing the compliance statement of the Securities Administrator required in the Annual Report under Item 1123 of Regulation AB, and except as disclosed in the Reports, the Securities Administrator has fulfilled its obligations under the Trust Agreement in all material respects; and

5. The report on assessment of compliance with servicing criteria for asset-backed securities of the Securities Administrator and its related attestation report on assessment of compliance with servicing criteria required to be included in the Annual Report in accordance with Item 1122 of Regulation AB and Exchange Act Rules 13a-18 and 15d-18 has been included as an exhibit to the Annual Report. Any material instances of non-compliance are described in such report and have been disclosed in the Annual Report.

                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                    EXHIBIT I

         Servicing Criteria to be Addressed in Assessment of Compliance

------------------------------------------------------------------------------------------------------------------------------------
                           SERVICING CRITERIA                                              APPLICABLE SERVICING CRITERIA
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   Reference                      Criteria                                              Securities               Trustee
                                                                                        Administrator
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
                        General Servicing Considerations
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1122(d)(1)(i)    Policies and procedures are instituted to monitor any
                 performance or other triggers and events of default in
                 accordance with the transaction agreements.
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1122(d)(1)(ii)   If any material servicing activities are outsourced to third parties, policies and procedures are instituted to monitor the third party's performance and compliance with such servicing activities.
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1122(d)(1)(iii)  Any requirements in the transaction agreements to maintain a back-up servicer for the mortgage certificates are maintained.
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1122(d)(1)(iv)   A fidelity bond and errors and omissions policy is in effect on the party participating in the servicing function throughout the reporting period in the amount of coverage required by and otherwise in accordance with the terms of the transaction
                 agreements.
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                       Cash Collection and Administration
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1122(d)(2)(i)    Payments on mortgage certificates are deposited into the
                 appropriate custodial bank accounts and related bank clearing accounts no more than two business days following receipt, or such other number of days specified in the transaction
                 agreements.
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1122(d)(2)(ii)   Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel.
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1122(d)(2)(iii)  Advances of funds or guarantees regarding collections, cash flows or distributions, and any interest or other fees charged for such advances, are made, reviewed and approved as specified in the transaction agreements.
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                 The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of
                 overcollateralization, are separately maintained (e.g., with respect to commingling of cash) as set forth in the
1122(d)(2)(iv)   transaction agreements.
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1122(d)(2)(v)    Each custodial account is maintained at a federally insured depository institution as set forth in the transaction
                 agreements. For purposes of this criterion, "federally insured depository institution" with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k-1(b)(1) of the Securities Exchange Act.
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1122(d)(2)(vi)   Unissued checks are safeguarded so as to prevent unauthorized access.
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1122(d)(2)(vii)  Reconciliations are prepared on a monthly basis for all asset-backed securities related bank accounts, including
                 custodial accounts and related bank clearing accounts. These reconciliations are (A) mathematically accurate; (B) prepared within 30 calendar days after the bank statement cutoff date, or such other number of days specified in the transaction
                 agreements; (C) reviewed and approved by someone other than the person who prepared the reconciliation; and (D) contain
                 explanations for reconciling items. These reconciling items are resolved within 90 calendar days of their original
                 identification, or such other number of days specified in the transaction agreements.
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                       Investor Remittances and Reporting
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1122(d)(3)(i)    Reports to investors, including those to be filed with the
                 Commission, are maintained in accordance with the transaction agreements and applicable Commission requirements. Specifically, such reports (A) are prepared in accordance with timeframes and other terms set forth in the transaction agreements; (B) provide information calculated in accordance with the terms specified in the transaction agreements; (C) are filed with the Commission as required by its rules and regulations; and (D) agree with
                 investors' or the trustee's records as to the total unpaid principal balance and number of mortgage certificates serviced by the servicer.
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1122(d)(3)(ii)   Amounts due to investors are allocated and remitted in
                 accordance with timeframes, distribution priority and other terms set forth in the transaction agreements.
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                 Disbursements made to an investor are posted within two business days to the servicer's investor records, or such other number of
1122(d)(3)(iii)  days specified in the transaction agreements.
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                 Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or
1122(d)(3)(iv)   custodial bank statements.
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                            Pool Asset Administration
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1122(d)(4)(i)    Collateral or security on mortgage certificates is maintained as required by the transaction agreements or related mortgage certificate documents.
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                 Mortgage certificates and related documents
                 are safeguarded as required by the
1122(d)(4)(ii)   transaction agreements
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1122(d)(4)(iii)  Any additions, removals or substitutions to the asset pool are made, reviewed and approved in accordance with any conditions or requirements in the transaction agreements.
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1122(d)(4)(iv)   Payments on mortgage certificates, including any payoffs, made in accordance with the related mortgage certificate documents are posted to the servicer's obligor records maintained no more than two business days after receipt, or such other number of days specified in the transaction agreements, and allocated to principal, interest or other items (e.g., escrow) in accordance with the related mortgage certificate documents.
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1122(d)(4)(v)    The servicer's records regarding the mortgage certificates agree with the servicer's records with respect to an obligor's unpaid principal balance.
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1122(d)(4)(vi)   Changes with respect to the terms or status of an obligor's mortgage certificates (e.g., loan modifications or re-agings)
                 are made, reviewed and approved by authorized personnel in accordance with the transaction agreements and related mortgage certificate documents.
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1122(d)(4)(vii)  Loss mitigation or recovery actions (e.g., forbearance plans, modifications and deeds in lieu of foreclosure, foreclosures and repossessions, as applicable) are initiated, conducted and concluded in accordance with the timeframes or other
                 requirements established by the transaction agreements.
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1122(d)(4)(viii) Records documenting collection efforts are maintained during the period a mortgage certificate is delinquent in accordance with the transaction agreements. Such records are maintained on at least a monthly basis, or such other period specified in the transaction agreements, and describe the entity's activities in monitoring delinquent mortgage certificates including, for example, phone calls, letters and payment rescheduling plans in cases where delinquency is deemed temporary (e.g., illness or unemployment).
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1122(d)(4)(ix)   Adjustments to interest rates or rates of return for mortgage certificates with variable rates are computed based on the related mortgage certificate documents.
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1122(d)(4)(x)    Regarding any funds held in trust for an obligor (such as escrow accounts): (A) such funds are analyzed, in accordance with the obligor's mortgage certificate documents, on at least an annual basis, or such other period specified in the transaction
                 agreements; (B) interest on such funds is paid, or credited, to obligors in accordance with applicable mortgage certificate documents and state laws; and (C) such funds are returned to the obligor within 30 calendar days of full repayment of the related mortgage certificates, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xi)   Payments made on behalf of an obligor (such as tax or insurance payments) are made on or before the related penalty or
                 expiration dates, as indicated on the appropriate bills or notices for such payments, provided that such support has been received by the servicer at least 30 calendar days prior to these dates, or such other number of days specified in the transaction agreements.
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1122(d)(4)(xii)  Any late payment penalties in connection with any payment to be made on behalf of an obligor are paid from the servicer's funds and not charged to the obligor, unless the late payment was due to the obligor's error or omission.
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                 Disbursements made on behalf of an obligor are posted within two business days to the obligor's records maintained by the
                 servicer, or such other number of days
1122(d)(4)(xiii) specified in the transaction agreements.
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1122(d)(4)(xiv)  Delinquencies, charge-offs and uncollectible accounts are recognized and recorded in accordance with the transaction agreements.
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                 Any external enhancement or other support, identified in Item
                 1114(a)(1) through (3) or Item 1115 of Regulation AB, is
                 maintained as
1122(d)(4)(xv)   set forth in the transaction agreements.
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

[_______________________]



Date:
     -------------------------------------



By:
   ---------------------------------------
   Name:
   Title:

                                    EXHIBIT J

                         Additional Form 10-D Disclosure



-------------------------------------------------------------------------------
Item on Form 10-D                           Party Responsible
-------------------------------------------------------------------------------
Item 1: Distribution and Pool               Securities Administrator,
       Performance Information              Depositor


      Any information required by 1121
      which is NOT included on the
      Distribution Date Statement
-------------------------------------------------------------------------------
Item 2: Legal Proceedings per Item          (i) All parties to the Trust
        1117 of Reg AB                      Agreement, (ii) the Securities
                                            Administrator as to the issuing
                                            entity, (iii) the Depositor as to
                                            the sponsor, any 1100(d)(1) party
-------------------------------------------------------------------------------
Item 3: Sale of Securities and Use of       Depositor
       Proceeds
-------------------------------------------------------------------------------
Item 4: Defaults Upon Senior Securities     Securities Administrator
-------------------------------------------------------------------------------
Item 5: Submission of Matters to a          Securities Administrator, Trustee
       Vote of Security Holders
-------------------------------------------------------------------------------
Item 6: Significant Obligors of Pool        Depositor, if applicable
       Assets
-------------------------------------------------------------------------------
Item 7: Significant Enhancement             Depositor, if applicable
       Provider Information
-------------------------------------------------------------------------------
Item 8: Other Information                   Any party responsible for
                                            disclosure items on Form 8-K
-------------------------------------------------------------------------------
Item 9: Exhibits                            Depositor, Securities
                                            Administrator
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                    EXHIBIT K

                         Additional Form 10-K Disclosure


-------------------------------------------------------------------------------
Item on Form 10-K                            Party Responsible
-------------------------------------------------------------------------------
Item 1B: Unresolved Staff Comments           Depositor


-------------------------------------------------------------------------------
Item 9B:  Other Information                  Any party responsible for
                                             disclosure items on Form 8-K
-------------------------------------------------------------------------------
Item 15: Exhibits, Financial Statement       Securities Administrator
         Schedules                           Depositor
-------------------------------------------------------------------------------
Additional Item:                             (i) All parties to the Trust
                                             Agreement, (ii) the Securities
                                             Administrator as to the issuing
                                             entity, (iii) the Depositor as
Disclosure per Item 1117 of Reg AB           to the sponsor, any 1100(d)(1)
                                             party
-------------------------------------------------------------------------------
Additional Item:                             (i) All parties to the Trust
Disclosure per Item 1119 of Reg AB           Agreement, (ii) the Securities
                                             Administrator as to the issuing
                                             entity, (iii) the Depositor as
                                             to the sponsor, any 1100(d)(1)
                                             party, any significant obligor,
                                             any credit enhancement provider
                                             or derivative counterparty
------------------------------------------------------------------------------
Additional Item:                             Depositor, if applicable
Disclosure per Item 1112(b) of Reg AB
-------------------------------------------------------------------------------
Additional Item:                             Depositor, if applicable
Disclosure per Items 1114(b) and
1115(b) of Reg AB
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                    EXHIBIT L

                         Form 8-K Disclosure Information


-------------------------------------------------------------------------------
Item on Form 8-K                             Party Responsible
-------------------------------------------------------------------------------
Item 1.01- Entry into a Material             All parties to the Trust
         Definitive Agreement                Agreement
-------------------------------------------------------------------------------
Item 1.02- Termination of a Material         All parties to the Trust
         Definitive Agreement                Agreement
-------------------------------------------------------------------------------
Item 1.03- Bankruptcy or Receivership        (i) Depositor, as to itself, the
                                             sponsor, any 1100(d)(1) party,
                                             any significant obligor, any
                                             credit enhancement provider or
                                             derivative counterparty and any
                                             other transaction party, to the
                                             extent known to the Depositor,
                                             (ii) Trustee, as to itself,
                                             (iii) Securities Administrator,
                                             as to itself and any other
                                             transaction party, to the extent
                                             known to the Securities
                                             Administrator
-------------------------------------------------------------------------------
Item 2.04- Triggering Events that            Securities Administrator
         Accelerate or Increase a
         Direct Financial Obligation
         or an Obligation under an
         Off-Balance Sheet Arrangement
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Item 3.03- Material Modification to          Securities Administrator
         Rights of Security Holders
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Item 5.03- Amendments of Articles of         Securities Administrator
         Incorporation or Bylaws;
         Change of Fiscal Year
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Item 6.01- ABS Informational and             Depositor
         Computational Material
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Item 6.02- Change of Securities              Securities Administrator
         Administrator
-------------------------------------------------------------------------------
Item 6.03- Change in Credit                  Depositor/Securities
         Enhancement or External             Administrator
         Support
-------------------------------------------------------------------------------
Item 6.04- Failure to Make a Required        Securities Administrator
         Distribution
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Item 6.05- Securities Act Updating           Depositor
         Disclosure
-------------------------------------------------------------------------------
Item 7.01- Reg FD Disclosure                 Depositor
-------------------------------------------------------------------------------
Item 8.01-Other Events                       Depositor, Securities
                                             Administrator
-------------------------------------------------------------------------------
Item 9.01                                    Depositor, Securities
                                             Administrator
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

                                    EXHIBIT M


                       Additional Disclosure Notification



**SEND VIA FAX TO 410-715-2380 AND VIA EMAIL TO
CTS.SEC.NOTIFICATIONS@WELLSFARGO.COM AND VIA OVERNIGHT MAIL TO THE ADDRESS IMMEDIATELY BELOW**


Wells Fargo Bank, N.A., as Securities Administrator
9062 Old Annapolis Road
Columbia, Maryland 21045
Attn:  Corporate Trust Services- WFMBS 20 -  --SEC REPORT PROCESSING

RE:**[Additional Form [10-D][10-K] Disclosure][Form 8-K Disclosure Information]** Required


Ladies and Gentlemen:

            In accordance with Section [ ] of the Trust Agreement, dated as of [______], 20 , among Wells Fargo Asset Securities Corporation, as depositor, Wells Fargo Bank, N.A., as Securities Administrator, and [__________], as trustee, the undersigned, as [ ], hereby notifies you that certain events have come to our attention that [will] [may] need to be disclosed on Form [10-D][10-K][8-K].

Description of [Additional Form [10-D][10-K] Disclosure][Form 8-K Disclosure Information]:


List of any Attachments hereto to be included in the Additional Form [10-D][10-K] Disclosure][Form 8-K Disclosure Information]:



            Any inquiries related to this notification should be directed to [_______], phone number: [_______]; email address: [___________________].



                                                [NAME OF PARTY],
                                                as [role]


                                                By:
                                                    ----------------------------
                                                    Name:
                                                    Title: